                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

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[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

                       APRIL    , 2007

                       IMPORTANT VOTING INFORMATION INSIDE

                       American Century California Tax-Free and Municipal Funds

                       American Century Government Income Trust

                       American Century International Bond Funds

                       American Century Investment Trust

                       American Century Municipal Trust

                       American Century Quantitative Equity Funds, Inc.

                       American Century Target Maturities Trust

                       American Century Variable Portfolios II, Inc.

                          AMERICAN CENTURY INVESTMENTS
                                4500 MAIN STREET
                           KANSAS CITY, MISSOURI 64111
                                 APRIL ___, 2007

Dear Shareholder,

     I would like to invite you to an upcoming  special  meeting of shareholders to be held on June 27, 2007 at 10:30 a.m.  Shareholders  of  American  Century's
fixed  income  and  quantitative  equity  funds are  being  asked to vote on the election of  Trustees/Directors to the funds' Boards of  Trustees/Directors.  In addition,  holders of  Advisor  Class  shares of certain  funds will be asked to approve a change in the Advisor Class fee structure.  More detailed  information is contained  in the enclosed  materials.  The Boards of  Trustees/Directors  of these funds,  including all of the Independent  Trustees/Directors,  unanimously approved and recommend that you vote FOR the proposals.

     The proposal to change the Advisor  Class fee structure is part of a larger set of  initiatives  designed  to  streamline  American  Century's  mutual  fund offerings  and better align them with  investor  buying  preferences  and market opportunities.  If these additional initiatives apply to your fund, they will be presented  for  your  consideration  and  approval  in a  separate  set of proxy materials.

     Your  vote is  extremely  important,  no  matter  how  large or small  your holdings.  Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card(s) in the enclosed postage-paid  envelope.
If we do not hear from you after a reasonable  time, you may receive a call from our proxy  solicitor,  Automatic Data Processing,  Inc. (ADP),  reminding you to vote.  If you have any questions or need  assistance  in  completing  your proxy card(s), please contact ADP at 1-877-256-6083.

         Thank you for investing with American Century Investments.

Sincerely,

American Century Investments

                             AMERICAN CENTURY FUNDS

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the  proposals  below.  The  overview and  accompanying  Q&A contain limited  information,  should be read in conjunction  with, and are qualified by reference to, the more  detailed  information  contained  elsewhere in the Proxy
Statement.

     o    Shareholders  of each of the Issuers  listed  above are being asked to approve  the  election  of  eight  nominated  Trustees/Directors  (the
          "Nominees") to the Board of Trustees/Directors of each Issuer.

     o    Holders  of the  Advisor  Class  shares  are being  asked to approve a change in the Advisor Class fee structure of the following funds:

          o    Ginnie  Mae,  Government  Bond,   Inflation-Adjusted   Bond,  and
               Short-Term   Government,   all  portfolios  of  American  Century
               Government Income Trust;

          o    International Bond a portfolio of American Century  International
               Bond Funds;

          o    Diversified  Bond,   High-Yield  and  Prime  Money  Market,   all
               portfolios of American Century Investment Trust;

          o    Tax-Free Bond a portfolio of American Century Municipal Trust;

          o    Disciplined Growth,  Equity Growth, Global Gold, Income & Growth,
               Small  Company  and  Utilities  and all  portfolios  of  American
               Century Quantitative Equity Funds, Inc.; and

          o    Target  Maturities Trust:  2010,  Target Maturities Trust:  2015,
               Target Maturities Trust: 2020, and Target Maturities Trust: 2025,
               all portfolios of American Century Target  Maturities Trust (each an "Advisor Fund" and together the "Advisor Funds").

QUESTIONS AND ANSWERS

Q. WHEN WILL THE SPECIAL MEETING BE HELD? WHO CAN VOTE?

A. The special  meeting will be held on Wednesday,  June 27, 2007, at 10:30 a.m.
Central  time at American  Century's  office at 4500 Main  Street,  Kansas City,
Missouri.  Please note, this will be a business  meeting only. No  presentations about the funds are planned. If you owned shares of one of the impacted funds at the close of business on April 13, 2007,  you are entitled to vote,  even if you later sold the shares.  Each  shareholder  is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q. WHO ARE THE EIGHT NOMINEES?

A.  The  eight   Nominees   include  six  current   members  of  the  Boards  of
Trustees/Directors (the "Boards"),  John Freidenrich,  Ronald J. Gilson, Kathryn
A. Hall,  Myron S. Scholes,  John B. Shoven and Jeanne D.  Wohlers;  an advisory member to the Boards,  Peter F.  Pervere;  and the current  President  and Chief
Executive Officer of American Century Companies, Inc., and an advisory member to the Boards, Jonathan S. Thomas.

Q. WHAT IS THE PROPOSED CHANGE TO THE ADVISOR CLASS FEE STRUCTURE?

A. If approved, the change in the Advisor Class fee structure will result in:

     o    A decrease  of 25 basis  points in the Rule  12b-1 fee  charged by the
          Advisor Class of the Advisor Funds; and

     o    A  simultaneous  increase  of 25 basis  points  (0.25%) in the unified management fee for the Advisor Class of the Advisor  Funds,  resulting in no change to the total expense  ratio.  The increase in the unified management  fee and  corresponding  decrease in the Rule 12b-1 fee are
          designed   to   move   the   fee  for   the   provision   of   certain
          shareholder/administrative  services  from the Rule  12b-1  fee to the unified  management fee. This modification will make the fee structure of the Advisor Class shares of the Advisor Funds more  consistent with the other share classes of the American Century Funds.

Q. HOW WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE  AFFECT MY INVESTMENTS
IN THE FUNDS?

A. If  approved,  neither  your  investment  nor your total  expense  ratio will change.  As stated  above,  if approved the proposal  will result in the Advisor
Class  having a 25 basis  point  increase in its  unified  management  fee and a simultaneous  25 basis  point  decrease in the Rule 12b-1 fee,  resulting  in no change to the Advisor Class's total expense ratio.

Q. WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE  CAUSE ME TO PAY ANY SALES
CHARGES?

A. No. If approved, a front-end charge (load) will be added to the Advisor Class shares of International Bond, Diversified Bond, High-Yield,  Prime Money Market,
Disciplined Growth, Equity Growth, Global Gold, and Income and Growth.  However,
it will not apply to Advisor  Fund  shares  held at the time of the  change,  or subsequently purchased in the same accounts.

Q. HOW DO THE BOARDS OF EACH FUND RECOMMEND THAT I VOTE?

A. The Boards, including all of the Independent Trustees/Directors,  unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the
Boards considered in approving these proposals, see the accompanying materials.

Q. MY HOLDINGS IN THE FUNDS ARE SMALL, WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive  enough votes to go forward with its special  meeting.
This means  additional  costs will be incurred to solicit votes to determine the outcome of the proposals.

Q. WHAT HAPPENS IF ANY ONE PROPOSAL IS NOT APPROVED BY SHAREHOLDERS?

A. Each  proposal is  separate,  and is not  dependent  upon the approval of any other  proposal.  However,  if a proposal  relating to the change in the Advisor
Class fee structure does not receive shareholder approval with respect to one or more  Advisor  Funds,  then  American  Century may elect not to proceed with the change for any of the Advisor Funds.

Q. WHY ARE MULTIPLE PROXY CARDS ENCLOSED?

A. You will  receive  a proxy  card  for  each of the  funds in which  you are a shareholder.  In  addition,  if you own  shares  of the  same  fund in  multiple accounts  that are titled  differently,  you will  receive a proxy card for each account.

Q. HOW DO I CAST MY VOTE?

A. You may vote online,  by phone,  by mail,  by fax or in person at the special meeting. To vote online,  access the Web site listed on a proxy card. To vote by telephone,  call the toll-free  number listed on a proxy card. To vote online or by  telephone,  you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the  toll-free  number listed on a proxy card. You also may vote in person at the special meeting on Wednesday,  June 27,
2007.  If you need more  information  or have any  questions on how to cast your vote, call our proxy solicitor at 1-877-256-6083.

YOUR VOTE IS  IMPORTANT.  PLEASE  VOTE  TODAY AND AVOID THE NEED FOR  ADDITIONAL
SOLICITATION EXPENSES.

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                4500 Main Street
                           Kansas City, Missouri 64111
                          Telephone No.: 1-877-345-8836

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April __, 2007

A special  meeting  (the  "Meeting")  of the  shareholders  of American  Century
California  Tax-Free and Municipal  Funds,  American Century  Government  Income
Trust,  American Century  International Bond Funds,  American Century Investment
Trust,  American Century Municipal Trust,  American Century  Quantitative Equity
Funds,  Inc.,  American  Century Target  Maturities  Trust, and American Century
Variable Portfolios II, Inc. (each, an "Issuer" and together the "Issuers") will be held at 10:30  a.m.  on June  27,  2007 at 4500  Main  Street,  Kansas  City,
Missouri 64111 to consider the following proposals (each a "Proposal"):

1. To elect eight  Trustees/Directors to the Board of Trustees/Directors of each
Issuer; and

2. To  approve  a  change  to the fee  structure  of the  Advisor  Class  of the
following    American    Century   funds:    Ginnie   Mae,    Government   Bond,
Inflation-Adjusted  Bond, and Short-Term Government,  all portfolios of American
Century  Government  Income Trust;  International  Bond, a portfolio of American
Century International Bond Funds; Diversified Bond, High-Yield,  and Prime Money
Market,  all portfolios of American Century  Investment Trust;  Tax-Free Bond, a
portfolio  of American  Century  Municipal  Trust;  Disciplined  Growth,  Equity
Growth,  Global  Gold,  Income &  Growth,  Small  Company,  and  Utilities,  all
portfolios  of  American  Century   Quantitative   Equity  Funds,  Inc.;  Target
Maturities Trust:  2010, Target Maturities Trust: 2015, Target Maturities Trust:
2020, and Target  Maturities  Trust:  2025,  all portfolios of American  Century
Target  Maturities  Trust  (each an "Advisor  Fund" and  together  the  "Advisor
Funds").

Shareholders  of  record  as of the  close of  business  on April  13,  2007 are entitled to vote at the Meeting and any adjournments or  postponements  thereof.
Shareholders  of each  of the  Issuers  will  vote  separately  on  Proposal  1.
Shareholders  of the  Advisor  Class  of each of the  Advisor  Funds  will  vote separately on Proposal 2.

In the event  that a quorum  is not  present  or in the  event  that a quorum is present but sufficient votes in favor of a Proposal have not been received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation  of proxies as to any Proposal.  Any adjournment of the Meeting for the further  solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares of the relevant
Issuer that are  present in person or by proxy at the  Meeting to be  adjourned.
The persons  named as proxies will vote those  proxies they are entitled to vote in their discretion as to any such adjournment.  A shareholder vote may be taken on any Proposal prior to such  adjournment.  Such vote will be considered  final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                4500 Main Street
                           Kansas City, Missouri 64111
                          Telephone No.: 1-877-345-8836

                                 PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of  Trustees/Directors  (each a "Board" and collectively the  "Boards") of American  Century  California  Tax-Free and  Municipal  Funds,
American Century  Government Income Trust,  American Century  International Bond
Funds,  American Century  Investment  Trust,  American Century  Municipal Trust,
American  Century  Quantitative  Equity Funds,  Inc.,  American  Century  Target
Maturities  Trust, and American  Century  Variable  Portfolios II, Inc. (each an
"Issuer" and together the  "Issuers").  The Boards are soliciting the proxies of shareholders  of the Issuers for use in connection  with a Special  Meeting (the
"Meeting")  which  will be held at  10:30  a.m.  on June 27,  2007 at 4500  Main
Street,  Kansas City, Missouri 64111. Each Issuer has one or more funds that are organized as series of the Issuer.  Hereafter,  such funds will be  collectively referred to as the "Funds." The Meeting notice,  this Proxy Statement and one or more proxy card(s) are being sent to  shareholders  of record as of the close of business on April 13, 2007 (the "Record  Date")  beginning on or about April 16,
2007.  Please read this Proxy Statement and keep it for future  reference.  Each
Fund  has  previously  sent its  annual  report  and  semiannual  report  to its shareholders. A copy of a Fund's most recent annual report and semiannual report may be obtained without charge by writing to, or calling,  the applicable Issuer at the address and  telephone  number  listed  above.  If you have any questions regarding this Proxy Statement,  please contact Automatic Data Processing,  Inc.
(ADP) at 1-877-256-6083.

                                TABLE OF CONTENTS

                                                                           PAGE

PROXY STATEMENT

SUMMARY OF PROPOSALS AND FUNDS VOTING

PROPOSAL 1:  ELECTION OF TRUSTEES/DIRECTORS
      Overview and Related Information
      Information Regarding the Nominees
      Responsibilities of the Boards
      Standing Board Committees
      Board Compensation
      Beneficial Ownership of Affiliates by Proposed Independent Trustees
      Officers
      Share Ownership
      Independent Registered Public Accounting Firm
      Shareholder Approval

PROPOSAL 2:  APPROVAL  OF A CHANGE IN THE FEE  STRUCTURE  OF THE  ADVISOR  CLASS
SHARES OF THE ADVISOR FUNDS
      Overview and Related Information
      Consequences of Approval of the Change in the Fee Structure
      Information Regarding the Advisor
      Description of the New Advisory Agreement
      Comparison of the Current Advisory Agreements and the New Advisory Agreements
      Basis for the Boards' Approval of the New Advisory Agreements
      Shareholder Approval

OTHER INFORMATION
      Meetings of Shareholders
      Date, Time and Place of Meeting
      Use and Revocation of Proxies
      Voting Rights and Required Votes
      Outstanding Shares and Significant Shareholders
      Other Service Providers

WHERE TO FIND ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

EXHIBITS
      EQUITY OWNERSHIP OF NOMINEES                                     EXHIBIT A
      SIGNIFICANT OWNERSHIP                                            EXHIBIT B
      CURRENT AND PRO FORMA ADVISORY FEES                              EXHIBIT C

                      SUMMARY OF PROPOSALS AND FUNDS VOTING

     The following table describes the proposals (each a "Proposal" and together
"the Proposals") to be considered at the Meeting and the  shareholders  that are entitled to vote on each Proposal:

--------------------------- ----------------------------- ------------------------------ -------------
                                                                                         Classes
Proposal                    Issuers Solicited             Funds Solicited                Solicited
--------------------------- ----------------------------- ------------------------------ -------------
1.   To elect eight         All Issuers                   All Funds                      All Classes
     Trustees/Directors to
     the Board of
     Trustees/Directors
     of each Issuer.
--------------------------- ----------------------------- ------------------------------ -------------
2.   To approve a change to Advisor Issuers:              The Advisor Funds:             Advisor Class
     the Advisor Class fee
     structure.
--------------------------- ----------------------------- ------------------------------ -------------
                            American Century Government   Ginnie Mae                     Advisor Class
                            Income Trust                  Government Bond
                                                          Inflation-Adjusted Bond
                                                          Short-Term Government
--------------------------- ----------------------------- ------------------------------ -------------
                            American Century              International Bond             Advisor Class
                            International Bond Funds
--------------------------- ----------------------------- ------------------------------ -------------
                            American Century Investment   Diversified Bond               Advisor Class
                            Trust                         High-Yield
                                                          Prime Money Market
--------------------------- ----------------------------- ------------------------------ -------------
                            American Century Municipal    Tax-Free Bond                  Advisor Class
                            Trust
--------------------------- ----------------------------- ------------------------------ -------------
                            American Century Quantitative Disciplined Growth             Advisor Class
                            Equity Funds, Inc.            Equity Growth
                                                          Global Gold
                                                          Income & Growth
                                                          Small Company
                                                          Utilities
--------------------------- ----------------------------- ------------------------------ -------------
                            American Century Target       Target Maturities Trust: 2010  Advisor Class
                            Maturities Trust              Target Maturities Trust: 2015
                                                          Target Maturities Trust: 2020
                                                          Target Maturities Trust: 2025
--------------------------- ----------------------------- ------------------------------ -------------

     Shareholders  of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournment or postponements thereof. Shareholders of each Issuer will vote separately on Proposal 1. Holders of Advisor  Class shares of each of the Advisor  Funds will vote  separately  on
Proposal 2.

             The Boards recommend that you vote "FOR" each Proposal.

                                   PROPOSAL 1

                         ELECTION OF TRUSTEES/DIRECTORS

OVERVIEW AND RELATED INFORMATION

     The Board of  Trustees/Directors  of each  Issuer  currently  includes  the following  six (6)  Trustees/Directors:  John  Freidenrich,  Ronald  J.  Gilson,
Kathryn A.  Hall,  Myron S.  Scholes,  John B.  Shoven  and  Jeanne D.  Wohlers.
Additionally,  Peter F.  Pervere  and  Jonathan  S.  Thomas  currently  serve as advisory  members to the Boards.  The current  nominating  members of the Boards have nominated the six  Trustees/Directors  listed above, along with Mr. Pervere and Mr. Thomas for election to the Boards. Hereafter the six (6) current members of the  Boards  listed  above  along with Mr.  Pervere  and Mr.  Thomas  will be referred to as the  "Trustees" or the  "Nominees."(1)  It is being proposed that the  shareholders  of each  Issuer  approve  the  Trustees.  If  approved by the shareholders,  each Trustee of each Issuer will serve  indefinitely until his or her  death,  retirement,  resignation  or removal  from  office.  The  mandatory retirement  age  for  Trustees  who are not  "interested  persons"  (hereinafter
"Independent Trustees") as that term is defined in the Investment Company Act of
1940, as amended (the "1940 Act") is 73. However,  the mandatory  retirement age may be  extended  for a period not to exceed two years with the  approval of the remaining Independent Trustees. Each Trustee currently oversees 43 portfolios of the Issuers.  Mr. Thomas  oversees an  additional 66 funds as an advisory  board member for other American Century funds.

(1)  Certain of the Issuers are organized as Massachusetts business trusts while others are organized as Maryland  corporations.  For  convenience  purposes only, the Directors of the Issuers  organized as Maryland  corporations and the Trustees of the Issuers organized as Massachusetts  business trusts are being collectively referred to as the "Trustees" or the "Nominees."

     Further  information  regarding each of the Nominees is provided below. Mr.
Thomas is the only Nominee who, if elected,  would be an "interested  person" as that term is defined in the 1940 Act because he  currently  serves as  President and Chief  Executive  Officer of American  Century  Companies,  Inc., the parent company of the Advisor.  The  remaining  Nominees are not  "interested  persons"
under the 1940 Act and therefore  will be referred to as  Independent  Trustees.
The persons  named as proxies on the  enclosed  proxy  card(s) will vote for the election of all of the nominees  unless  authority to vote for any or all of the
Nominees is withheld.

     All of the  Nominees  have  consented  to serve as  trustees/directors,  if elected.  In  case  a  nominee  shall  be  unable  or  shall  fail  to  act as a trustee/director by virtue of an unexpected occurrence, persons named as proxies will vote in their  discretion for such other nominee or nominees as the current
Trustees may recommend.

     INFORMATION REGARDING THE NOMINEES

     The following table presents additional information about the Nominees. The mailing  address for each  Nominee is 4500 Main Street,  Kansas  City,  Missouri
64111.

----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Name              Offices       Length of   Principal Occupation During the Past     Number of    Other Directorships
                  with the      Time Served Five Years                               Funds in     Held by Director
                  Issuers                                                            Fund
                                                                                     Complex
                                                                                     Overseen
                                                                                     by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED
 NOMINEE
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Jonathan S.       Advisory      Since 2007  PRINCIPAL OCCUPATION(S):  President and  109          None
Thomas(1)         Board                     Chief Executive Officer, AMERICAN
Year of Birth:    Member and                CENTURY COMPANIES, INC. ("ACC") (March
1963              President                 2007 to present); Chief Administrative
                                            Officer, ACC (February 2006 to February
                                            2007); Executive Vice President, ACC
                                            (November 2005 to February 2007). Also
                                            serves as: President, Chief Executive
                                            Officer and Director, AMERICAN CENTURY
                                            SERVICES, LLC ("ACS"); Executive Vice
                                            President, AMERICAN CENTURY INVESTMENT
                                            MANAGEMENT ("ACIM"), AMERICAN CENTURY
                                            GLOBAL INVESTMENT MANAGEMENT ("ACGIM");
                                            Director, ACIM, ACGIM, ACIS AND OTHER
                                            ACS SUBSIDIARIES; Managing Director,
                                            MORGAN STANLEY (March 2000 to November
                                            2005)
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT
 NOMINEES
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
John Freidenrich  Trustee       Since 2005  PRINCIPAL OCCUPATION(S): Member and      43           None
Year of Birth:                              Manager, REGIS MANAGEMENT COMPANY, LLC
1937                                        (April 2004 to present); Partner and
                                            Founder, BAY PARTNERS (Venture capital
                                            firm, 1976 to present); Partner and
                                            Founder, WARE & FREIDENRICH (1968 to
                                            present)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Ronald A. Gilson  Trustee and   Since 1995  PRINCIPAL OCCUPATION(S): Charles J.      43           None
Year of Birth:    Chairman of               Meyers Professor of Law and Business,
1946              the Board                 STANFORD LAW SCHOOL (1979 to present);
                                            Marc and Eva Stern Professor of Law and
                                            Business, COLUMBIA UNIVERSITY SCHOOL OF
                                            LAW (1992 to present)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Kathryn A. Hall   Trustee       Since 2001  PRINCIPAL OCCUPATION(S): Co-Chief        43           None
Year of Birth:                              Executive Officer and Chief Investment
1957                                        Officer, OFFIT HALL CAPITAL MANAGEMENT,
                                            LLC (April 2002 to present); President
                                            and Managing Director, LAUREL MANAGEMENT
                                            COMPANY, L.L.C. (1996 to April 2002)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Peter F. Pervere  Advisory      Since 2006  PRINCIPAL OCCUPATION(S): Retired,        43           Director, INTRAWARE
Year of Birth:    Board Member              formerly Vice President and Chief                     INC.
1947                                        Financial Officer, COMMERCE ONE, INC.
                                            (software and services provider)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Myron S. Scholes  Trustee       Since 1980  PRINCIPAL OCCUPATION(S): Chairman,       43           Director, DIMENSIONAL
Year of Birth:                              PLATINUM GROVE ASSET MANAGEMENT, L.P.;                FUND ADVISORS
1941                                        Frank E. Buck Professor of                            (investment advisor,
                                            Finance-Emeritus, STANFORD GRADUATE                   1982 to present);
                                            SCHOOL OF BUSINESS (1981 to present)                  Director, CHICAGO
                                                                                                  MERCANTILE EXCHANGE
                                                                                                  (2000 to present)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
John B. Shoven    Trustee       Since 2002  PRINCIPAL OCCUPATION(S): Professor of    43           Director, CADENCE
Year of Birth:                              Economics, STANFORD UNIVERSITY (1973 to               DESIGN SYSTEMS (1992
1947                                        present)                                              to present)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------
Jeanne D. Wohlers Trustee       Since 1984  PRINCIPAL OCCUPATION(S): Retired,        43           None
Year of Birth:                              Director and Partner, WINDY HILL
1945                                        PRODUCTIONS, LP (educational software)
----------------- ------------- ----------- ---------------------------------------- ------------ ---------------------

(1)  MR. THOMAS WOULD BE AN "INTERESTED"  TRUSTEE OF THE ISSUERS FOR PURPOSES OF
     THE 1940 ACT. MR. THOMAS IS THE PRESIDENT  AND CHIEF  EXECUTIVE  OFFICER OF
     AMERICAN CENTURY COMPANIES, INC.

     RESPONSIBILITIES OF THE BOARDS

     The Boards  oversee the management of the Issuers and the Funds and meet at least quarterly to review reports about fund operations.  Although the Boards do not manage the Funds,  they have hired American Century  Investment  Management,
Inc. (the "Advisor") to do so. The Boards,  in carrying out their fiduciary duty under the 1940 Act, are  responsible  for approving new and existing  management contracts with the Advisor.

     The Boards  have the  authority  to manage the  business  of the Issuers on behalf of their  investors,  and they have all powers necessary or convenient to carry  out that  responsibility.  Consequently,  the  Boards  may  adopt  bylaws providing for the  regulation  and  management of the affairs of the Issuers and may amend and repeal them to the extent  that such  bylaws do not  reserve  that right to the Issuers' investors. They may fill vacancies in or reduce the number of board  members,  and may elect and  remove  such  officers  and  appoint  and terminate such agents as they consider appropriate.  They may appoint from their own number and establish and terminate one or more committees  consisting of two or more  trustees who may exercise the powers and  authority of the Board to the extent  that the  trustees  determine.  They  may,  in  general,  delegate  such authority  as they  consider  desirable  to any officer of the  Issuers,  to any committee  of the Board and to any agent or  employee  of the  Issuers or to any custodian,  transfer agent, or principal  underwriter.  Any  determination as to what is in the interests of the Issuers made by the trustees in good faith shall be conclusive. The Boards met five times in 2006.

     STANDING BOARD COMMITTEES

     Each  Board has an Audit  and  Compliance  Committee  which  approves  each
Issuer's  engagement of the independent  registered  public  accounting firm and recommends approval of such engagement to the Independent  Trustees and oversees the activities of the accounting  firm. The Audit and Compliance  Committee also receives  reports  concerning  compliance  affecting  the  Issuers  and from the
Advisor's  internal  audit  department.   The  Audit  and  Compliance  Committee
currently  consists of Jeanne D. Wohlers,  Ronald J. Gilson and Peter F. Pervere
(in an advisory capacity).  The Audit and Compliance Committee met four times in
2006.

     Each Board has a Corporate  Governance  Committee  which is responsible for reviewing board procedures and committee  structures.  The Corporate  Governance
Committee also considers and recommends  individuals for nomination as Trustees, and may recommend the creation of new committees. The names of potential Trustee candidates may be drawn from a number of sources, including recommendations from members of the Board,  management (in the case of Interested  Trustees only) and shareholders.  Shareholders  may submit  Trustee  nominations  to the  Corporate
Secretary,  American Century Funds, P.O. Box 410141,  Kansas City, MO 64141. All
such  nominations  will be forwarded to the  committee  for  consideration.  The committee  also may  recommend  the  creation of new  committees,  evaluate  the membership structure of new and existing committees,  consider the frequency and
duration  of  Board  and   committee   meetings  and   otherwise   evaluate  the
responsibilities,  processes,  resources,  performance  and  compensation of the
Board.  The  Corporate  Governance  Committee  currently  consists  of Ronald J.
Gilson, John Freidenrich and John B. Shoven. The Corporate  Governance Committee
met one time in 2006.

     Each  Board  also  has a  Portfolio  Committee  and a  Quality  of  Service
Committee.  The Portfolio Committee reviews quarterly the investment  activities and  strategies  used to manage  the  Funds'  assets.  The  committee  regularly receives reports from portfolio  managers,  credit analysts and other investment personnel  concerning the Funds' investments.  The Portfolio Committee currently consists  of Myron S.  Scholes,  John  Freidenrich,  and  Kathryn A.  Hall.  The
Portfolio Committee met four times during 2006.

     The Quality of Service  Committee reviews the level and quality of transfer agent and administrative  services provided to the Funds and their shareholders.
It  receives  and  reviews  reports  comparing  those  services to those of fund competitors  and seeks to improve such services where feasible and  appropriate.
The Quality of Service Committee currently consists of John B. Shoven and Ronald
J. Gilson. The Qualify of Service Committee met five times in 2006.

     BOARD COMPENSATION

     Each Independent  Trustee receives  compensation for service as a member of the Boards,  based on a schedule  that takes into account the number of meetings attended and the assets of the Funds for which the meetings are held. These fees and expenses are allocated among the Issuers based in part on their relative net assets. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. For each Issuer's last fiscal year,  each Issuer and the American  Century  Family of Funds paid the following amounts to Trustees:

------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
                     FYE          JOHN         RONALD J.   KATHRYN   MYRON S.    JOHN B.     JEANNE D. PETER F.
ISSUER               OF ISSUER    FREIDENRICH  GILSON      A. HALL   SCHOLES     SHOVEN      WOHLERS   PERVERE(1)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
California
Tax-Free and         8/31/2006       $9,262     $15,187    $8,627      $9,426      $9,894    $9,206      N/A
Municipal Funds
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                      $72,083    $125,500   $63,583     $74,333     $80,583   $71,416      N/A
of Funds(2)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
Government           3/31/2006      $37,122     $39,216   $22,297     $25,260     $26,654   $23,899      N/A
Income Trust
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                      $75,667    $127,125   $69,917     $80,667     $85,667   $75,667      N/A
of Funds(3)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
International       12/31/2006      $12,105     $18,845   $11,459     $12,261     $12,480   $11,823      $475
Bond Funds
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                     $100,250    $165,875   $86,750    $104,000    $108,750   $94,583    $9,500
of Funds(4)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
Investment Trust     3/31/2006      $13,127     $21,457   $12,405     $13,740     $14,364   $13,116      N/A
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                      $75,667    $127,125   $69,917     $80,667     $85,667   $75,667      N/A
of Funds(5)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
Municipal Trust      5/31/2006       $7,246     $11,401    $6,921      $7,271      $7,445    $7,038      N/A
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                      $59,583    $100,750   $52,583     $60,083     $63,833   $55,083      N/A
of Funds(6)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
Quantitative
Equity Funds,       12/31/2006      $28,448     $48,614   $23,243     $29,910     $31,726   $26,216    $3,697
Inc.
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                     $100,250    $165,875   $86,750    $104,000    $108,750   $94,583    $9,500
of Funds(7)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
Target
Maturities Trust     9/30/2006       $7,602     $11,366    $6,911      $7,258      $7,460    $7,168      N/A
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                      $77,167    $133,875   $68,667     $79,417     $85,667   $76,500      N/A
of Funds(8)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
American Century
Variable
Portfolios II,      12/31/2006       $7,818     $12,008    $7,574      $7,883      $7,971    $7,718      $169
Inc.
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------
Total
Compensation
from American
Century Family                     $100,250    $165,875   $86,750    $104,000    $108,750   $94,583    $9,500
of Funds(9)
------------------ ------------- ------------ ----------- --------- ----------- ----------- --------- ----------

(1)  MR. PERVERE WAS PAID AS AN ADVISORY BOARD MEMBER.

(2)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY  OF  FUNDS  SERVED  BY  THIS  BOARD  FOR THE  PERIOD  ENDED
     8.31.2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $125,500; MS. HALL, $63,583; MR.
     SCHOLES,  $74,333;  MR. SCOTT,  $6,333;  MR.  SHOVEN,  $80,583;  AND JEANNE
     WOHLERS, $49,991.

(3)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY  OF  FUNDS  SERVED  BY  THIS  BOARD  FOR THE  PERIOD  ENDED
     3/31/2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $127,125; MS. HALL, $69,917; MR.
     SCHOLES, $80,667; MR. SHOVEN, $85,667 AND MS. WOHLERS, $52,967.

(4)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY  OF  FUNDS  SERVED  BY  THIS  BOARD  FOR THE  PERIOD  ENDED
     12/31/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $165,875; MS. HALL, $86,750; MR.
     SCHOLES, $104,000; MR. SHOVEN, $108,750 AND MS. WOHLERS, $66,208.

(5)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY  OF  FUNDS  SERVED  BY  THIS  BOARD  FOR THE  PERIOD  ENDED
     3/31/2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $127,125; MS. HALL, $69,917; MR.
     SCHOLES, $80,667; MR. SHOVEN, $85,667 AND MS. WOHLERS, $52,967.

(6)  INCLUDES  COMPENSATION  PAID  BY  THE  EIGHT  INVESTMENT  COMPANIES  OF THE
     AMERICAN  CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     5/31/2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $100,750; MS. HALL, $52,583; MR.
     SCHOLES, $60,083; MR. SHOVEN, $63,833; AND MS. WOHLERS, $38,558.

(7)  INCLUDES  COMPENSATION  PAID  BY  THE  EIGHT  INVESTMENT  COMPANIES  OF THE
     AMERICAN  CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     12/31/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $165,875; MS. HALL, $52,583; MR.
     SCHOLES, $60,083; MR. SHOVEN, $63,833; AND MS. WOHLERS, $38,558.

(8)  INCLUDES  COMPENSATION  PAID BY THE  INVESTMENT  COMPANIES  OF THE AMERICAN
     CENTURY  FAMILY  OF  FUNDS  SERVED  BY  THIS  BOARD  FOR THE  PERIOD  ENDED
     9/30/2006.  THE  TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $133,875; MS. HALL, $68,667; MR.
     SCHOLES, $79,417; MR. SHOVEN, $85,667; AND MS. WOHLERS, $53,550.

(9)  INCLUDES  COMPENSATION  PAID  BY  THE  EIGHT  INVESTMENT  COMPANIES  OF THE
     AMERICAN  CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     12/31/2006.  THE TOTAL  AMOUNT OF  DEFERRED  COMPENSATION  INCLUDED  IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $165,875; MS. HALL, $52,583; MR.
     SCHOLES, $60,083; MR. SHOVEN, $63,833; AND MS. WOHLERS, $38,558.

NOTE:  NONE  OF  THE  INTERESTED  TRUSTEES  OR  OFFICERS  OF THE  FUNDS  RECEIVE
COMPENSATION FROM THE FUNDS.

     The Issuers  have  adopted the  American  Century  Mutual  Funds'  Deferred
Compensation Plan. Under the plan, the Independent Trustees may defer receipt of all or any part of the fees to be paid to them for  serving as  trustees  of the
Funds.

     All deferred fees are credited to an account established in the name of the
Trustees.  The amounts credited to the account then increase or decrease, as the case may be, in accordance  with the  performance of one or more of the American
Century funds that are selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final  payment of all amounts  credited to the account.  Trustees are allowed to change their designation of funds from time to time.

     No deferred fees are payable until such time as a trustee resigns,  retires or otherwise ceases to be a member of the Boards.  Trustees may receive deferred fee  account  balances  either in a lump sum payment or in  substantially  equal installment  payments to be made over a period not to exceed 10 years.  Upon the death of a trustee,  all remaining deferred fee account balances are paid to the trustee's beneficiary or, if none, to the trustee's estate.

     The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily  funded their  obligations.  The rights of Trustees to receive their deferred fee account balances are the same as the rights of a general  unsecured creditor  of  the  Funds.  The  plan  may  be  terminated  at  any  time  by the administrative  committee of the plan. If  terminated,  all deferred fee account balances will be paid in a lump sum.

     Exhibit A to this  Proxy  Statement  shows the  dollar  range the  Trustees beneficially  owned as of December 31, 2006 in the equity  securities  in any of the Funds, and, on an aggregate basis, equity securities in all of the Issuers.

     BENEFICIAL OWNERSHIP OF AFFILIATES BY PROPOSED INDEPENDENT TRUSTEES

     No Independent Trustee or his or her immediate family members  beneficially owned shares of the Advisor,  the principal  underwriter  of a Fund or any other person  directly  or  indirectly  controlling,  controlled  by, or under  common control with the Advisor or the principal underwriter as of December 31, 2006.

     OFFICERS

     The  following  table  presents  certain  information  about the  executive officers of the Issuers.  Each  officer  serves as an officer for each of the 15 investment  companies  advised by the  Advisor  or by  American  Century  Global
Investment  Management,  Inc., a wholly owned subsidiary of the Advisor,  unless otherwise  noted. No officer is compensated for his or her service as an officer of the Funds.  The listed  officers are interested  persons of the Funds and are appointed or  re-appointed  on an annual basis.  The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

----------------------  -------------------------- ----------------------------------
NAME                    OFFICES WITH THE ISSUERS   PRINCIPAL OCCUPATION DURING THE
                                                   PAST FIVE YEARS
----------------------  -------------------------- ----------------------------------
Jonathan S. Thomas      Advisory Board Member      President and Chief Executive
                        and President since 2007   Officer, American Century
                                                   Companies, Inc. ("ACC") (March
                                                   2007 to present); Chief
                                                   Administrative Officer, Chief
                                                   Financial Officer and Chief
                                                   Accounting Officer, ACC
                                                   (February 2006 to March 2007);
                                                   Executive Vice President, ACC
                                                   (November 2005 to March 2007).
                                                   Also serves as: President,
                                                   Chief Executive Officer and
                                                   Director, American Century
                                                   Services, LLC ("ACS");
                                                   Executive Vice President,
                                                   American Century Investment
                                                   Management ("ACIM"), American
                                                   Century Global Investment
                                                   Management ("ACGIM"); Director,
                                                   ACIM, ACGIM, ACIS and other ACC
                                                   subsidiaries; Managing
                                                   Director, Morgan Stanley (March
                                                   2000 to November 2005)
----------------------  -------------------------- ----------------------------------
Maryanne L. Roepke      Chief Compliance Officer   Chief Compliance Officer, ACIM,
                        since 2006 and Senior      ACGIM and ACS (August 2006 to
                        Vice President since 2000  present); Assistant Treasurer, ACC
                                                   (January 1995 to August 2006); and
                                                   Treasurer and Chief Financial
                                                   Officer, various American Century
                                                   funds (July 2000 to August 2006).
                                                   Also serves as: Senior Vice
                                                   President, ACS
----------------------  -------------------------- ----------------------------------
Charles A. Etherington  Senior Vice President      Attorney, ACC (February 1994 to
                        since 2006 and General     present); General Counsel, ACC
                        Counsel since 2007         (March 2007 to present); Senior
                                                   Vice President and General
                                                   Counsel, ACIM, ACGIM, ACS and
                                                   other ACC subsidiaries.
----------------------  -------------------------- ----------------------------------
Robert J. Leach         Vice President,            Vice President, ACS (February 2000
                        Treasurer and              to present); and Controller,
                        Chief Financial Officer    various American Century funds
                        since 2006                 (1997 to September 2006)
----------------------  -------------------------- ----------------------------------
C. Jean Wade            Controller since 1996      Vice President, ACS (February 2000
                                                   to present)
----------------------  -------------------------- ----------------------------------
Jon W. Zindel           Tax Officer since 2000     Chief Financial Officer and Chief
                                                   Accounting Officer, ACC (March
                                                   2007 to present); Vice
                                                   President, ACC (July 2001 to
                                                   present); Vice President,
                                                   certain ACC subsidiaries (July
                                                   2001 to August 2006); Vice
                                                   President, Corporate Tax, ACS
                                                   (April 1999 to August 2006).
                                                   Also serves as: Chief Financial
                                                   Officer, Chief Accounting
                                                   Officer and Senior Vice
                                                   President, ACIM, ACGIM, ACS,
                                                   and other ACC subsidiaries;
                                                   Chief Accounting Officer and
                                                   Senior Vice President, ACIS
----------------------  -------------------------- ----------------------------------

     SHARE OWNERSHIP

     As of March 21,  2007,  each  executive  officer,  Interested  Trustee  and
Independent  Trustee  individually,   and  the  executive  officers,  Interested
Trustees and Independent Trustees as a group, owned beneficially less than 1% of the outstanding  shares of each class.  Please see Exhibit B for a list of those persons who, as of March 15, 2007, owned of record or beneficially 5% or more of the outstanding shares of the Issuers.

     INDEPENDENT PUBLIC REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit and Compliance  Committee and each Board selected the independent registered public accounting firm of PricewaterhouseCoopers LLP ("PwC") to serve as  independent  public  accountants of the Issuers for their most recent fiscal years. Representatives of PwC are not expected to be present at the Meeting, but will  have  the  opportunity  to make a  statement  if they  wish,  and  will be available should any matter arise requiring their presence.

     FEES PAID TO PWC

     The aggregate fees paid to PwC for  professional  services  rendered by PwC for the audit of the  annual  financial  statements  of the Funds for the fiscal years ended as indicated below were:

---------------------------------------------- -------------- ------------ -------------- --------------
                                                                   AUDIT
                                                                  RELATED                    ALL OTHER
                                                 AUDIT FEES        FEES        TAX FEES        FEES
                   ISSUER                           (a)             (b)          (c)            (d)
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
---------------------------------------------- -------------- ------------ -------------- --------------
08/31/2005                                     $      75,604  $        -   $     12,286   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
08/31/2006                                     $      88,961  $        -   $     13,268   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
---------------------------------------------- -------------- ------------ -------------- --------------
03/31/2005                                     $      86,551  $        -   $     17,900   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
03/31/2006                                     $     111,714  $        -   $     22,331   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY INVESTMENT TRUST
---------------------------------------------- -------------- ------------ -------------- --------------
03/31/2005                                     $      62,812  $        -   $     11,111   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
03/31/2006                                     $      77,260  $        -   $     11,999   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY TARGET MATURITIES TRUST
---------------------------------------------- -------------- ------------ -------------- --------------
09/30/2005                                     $      74,740  $        -   $     17,050   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
09/30/2006                                     $      83,187  $        -   $     24,732   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY MUNICIPAL TRUST
---------------------------------------------- -------------- ------------ -------------- --------------
05/31/2005                                     $      69,555  $        -   $     15,677   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
05/31/2006                                     $     118,626  $        -   $     20,431   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
---------------------------------------------- -------------- ------------ -------------- --------------
12/31/2005                                     $      18,110  $        -   $      3,003   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
12/31/2006                                     $      18,845  $        -   $      3,003   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS,
INC.
---------------------------------------------- -------------- ------------ -------------- --------------
12/31/2005                                     $     147,150  $        -   $     26,581   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
12/31/2006                                     $     198,742  $        -   $     33,789   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
---------------------------------------------- -------------- ------------ -------------- --------------
12/31/2005                                     $      33,772  $        -   $      4,670   $          -
---------------------------------------------- -------------- ------------ -------------- --------------
12/31/2006                                     $      24,847  $        -   $      4,670   $          -
---------------------------------------------- -------------- ------------ -------------- --------------

     (a) Audit Fees

     These fees relate to professional  services  rendered by PwC for the audits of the Funds' annual financial  statements or services  normally  provided by an independent  public  accountant in  connection  with  statutory  and  regulatory filings or  engagements.  These  services  included the audits of the  financial statements of the Funds,  issuance of consents,  income tax provision procedures and assistance  with review of documents  filed with the Securities and Exchange
Commission.

     (b) Audit Related Fees

     These fees relate to assurance  and related  services by PwC in  connection with semi-annual financial statements.

     (c) Tax Fees

     These  fees  relate  to  professional  services  rendered  by PwC  for  tax compliance, tax advice, and tax planning. These services relate to the review of the  Funds'  federal  and  state  income  tax  returns,  review  of  excise  tax calculations  and returns,  and a review of the Funds'  calculations  of capital gains and income distributions.

     (d) All Other Fees

     These fees relate to products and services provided by PwC other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees."

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee  approves the engagement of the accountant prior to the accountant  rendering  any  audit or  non-audit  services  to the  Issuers.  The aggregate  non-audit fees billed by PwC for services rendered to the Advisor and service  affiliates  for the years ended December 31, 2005 and December 31, 2006 were $100,000 and $253,580, respectively.

     The Audit  Committee has  considered  whether the  provisions for non-audit
services  to  the  Funds  and  the  Funds'   affiliates  that  did  not  require
pre-approval is compatible with maintaining PwC's independence.

         SHAREHOLDER APPROVAL

     Proposal 1, the election of the  Trustees,  must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.
Each Issuer will vote separately for the election of Trustees.  The shareholders of each Issuer will vote  together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for Proposal 1.

 THE BOARDS RECOMMEND THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                                   PROPOSAL 2

    APPROVAL OF A CHANGE IN THE FEE STRUCTURE OF THE ADVISOR CLASS SHARES OF
                                THE ADVISOR FUNDS

     OVERVIEW AND RELATED INFORMATION

     On December 8, 2006, the Boards approved,  subject to shareholder approval, an increase of 25 basis  points  (0.25%) in the unified  management  fee for the
Advisor Class of the Advisor Funds while simultaneously  approving a decrease of
25 basis  points  in the Rule  12b-1 fee  charged  by the  Advisor  Class of the
Advisor Funds,  resulting in no change to the total expense ratio.  The increase in the unified  management fee and corresponding  decrease in the Rule 12b-1 fee
are    designed   to   move   the   fee   for   the    provision    of   certain
shareholder/administrative  services  from the  Rule  12b-1  fee to the  unified management fee. Such  shareholder/administrative  services may include providing individual  and custom  investment  advisory  services  to clients of  financial intermediaries as well as recordkeeping, and administrative services for clients that would  otherwise be performed by American  Century's  transfer  agent.  The shareholder/administrative  services,  which will not change,  do not  encompass distribution-related  services. This modification will make the fee structure of the Advisor  Class shares of the Advisor  Funds more  consistent  with the other share classes of the American Century Funds. Any reimbursement paid to financial intermediaries for the provision of shareholder/administrative services will now be paid out of the unified  management  fee  received by the Advisor and not the
Rule 12b-1 fee.

     CONSEQUENCES OF APPROVAL OF THE CHANGE IN FEE STRUCTURE

     The proposed 25 basis point  increase in the unified  management fee is not expected  to have any effect on the total  expense  ratio of the  Advisor  Class shares of the Advisor Funds. As previously noted, the 25 basis point increase in the  unified  management  fee will be offset by a  corresponding  decrease of 25 basis points in the Rule 12b-1 fee. If  shareholders do not approve the increase in the unified management fee, then the administrative/shareholder  services fee will continue to be paid out of the Rule 12b-1 fee and the proposed  decrease in the Rule  12b-1 fee will not take  effect.  If  approved  by  shareholders,  the current  advisory  contracts of the Advisor Funds will be amended to reflect the
25 basis point increase in the unified  management fee with an effective date of
September 1, 2007. Hereafter,  the amended contracts shall be referred to as the
"New  Advisory  Agreements."  If this Proposal is not approved by one or more of the Advisor Classes of the Advisor Funds, then American Century may elect not to proceed with the Proposal with respect to some or all of the Advisor Funds.

     This Proposal is part of a larger set of initiatives designed to streamline
American  Century's  mutual fund  offering and better  align them with  investor buying  preferences  and  market  opportunities.  As part of this  larger set of initiatives, the Boards recently approved reclassification of the A Class shares of Diversified  Bond,  High-Yield and Prime Money Market as Advisor Class shares of the same funds. Pursuant to this reclassification, the current A Class shares would cease to exist;  the Change in Fee  Structure  Proposal  contained in this proxy  would take  effect;  such  shares  would be  subject  to a maximum  4.50%
front-end  sales load;  and the Advisor Class shares would be renamed as A Class shares.  However,  the  front-end  sales load will not apply to current  Advisor
Class  shareholders  who  purchase  additional  shares  in  the  same  accounts.
Additionally,  after the  Advisor  Class  shares  have been  renamed  as A Class shares, shareholders will be able to exchange their shares for A Class shares of other American Century Funds.

     Also as part  of  this  larger  set of  initiatives,  the  Boards  recently approved a proposal to reclassify  the Advisor Class Shares of Tax-Free Bond and
Utilities as Investor Class shares of the same funds. Advisor Class shareholders of these funds will  receive a separate  proxy  statement/prospectus  describing this proposal in detail and will have an  opportunity to vote on it. If approved by the Advisor Class shareholders of these two funds, Advisor Class shares would cease to exist;  the Change in Fee  Structure  Proposal  contained in this proxy would become moot; and  therefore,  even if approved the Change In Fee Structure
Proposal would not take effect for the Tax-Free Bond and Utilities.

     Lastly,  as part of this larger set of initiatives,  it is anticipated that if the Change in Fee Structure Proposal is approved, the Advisor Class shares of
International Bond,  Disciplined Growth,  Equity Growth, Global Gold, and Income
and Growth will be renamed as "A Class" shares. Additionally,  it is anticipated that a  maximum  front-end  sales  load  of  5.75%,  or  4.50%  in the  case  of
International Bond, will be imposed on the renamed A Class shares.  However, the front-end  sales load will not apply to current Advisor Class  shareholders  who purchase additional shares in the same accounts. Additionally, after the Advisor
Class shares have been renamed as A Class shares,  shareholders  will be able to exchange their shares for A Class shares of other American Century Funds.

     INFORMATION REGARDING THE ADVISOR

     American Century Investment Management,  Inc., located at 4500 Main Street,
Kansas City, Missouri 64111, is wholly owned by American Century Companies, Inc.
The Advisor is wholly owned by American Century Companies, Inc. James E. Stowers
Jr. owns the majority of the outstanding  stock of American  Century  Companies,
Inc.  Maryanne  L.  Roepke,  Jon W.  Zindel,  Charles A.  Etherington,  David H.
Reinmiller and Otis H. Cowan are all officers of the Funds and the Advisor,  but are not  directors  of the  Advisor,  who own common  stock of American  Century
Companies, Inc.

     The  address  for each  officer  and  director  of the Advisor is 4500 Main
Street,  Kansas  City,  Missouri  64111.  The  following  table lists the names, positions,  and principal  occupations of the directors and principal  executive officers of the Advisor:

------------------- ------------------------------------- -----------------------------------------
Name                Positions                             Principal Occupation
------------------- ------------------------------------- -----------------------------------------
Enrique Chang       President, Chief Executive Officer    Chief Investment Officer
                    and Chief Investment Officer
------------------- ------------------------------------- -----------------------------------------
James E Stowers Jr. Director                              Founder, Co-Chairman, Director and
                                                          Controlling Shareholder, ACC; Director,
                                                          ACIM, ACGIM, ACS, ACIS and other ACC
                                                          subsidiaries
------------------- ------------------------------------- -----------------------------------------
Jonathan S. Thomas  Director and Executive Vice President President and Chief Executive Officer,
                                                          ACC; President, Chief Executive Officer,
                                                          and Director, ACS; Director, ACIM, ACGIM,
                                                          ACIS and other ACC subsidiaries
------------------- ------------------------------------- -----------------------------------------

     DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

     The Advisor  currently  acts as each  Advisor  Fund's  advisor  pursuant to
Advisory  Agreements (the "Current  Advisory  Agreements").  The following table lists the date of the  Current  Advisory  Agreements,  as well as the dates they were  last  submitted  to a vote  of the  shareholders  and the  purpose  of the shareholder  vote for each Fund. Under the New Advisory  Agreement,  the Advisor will  provide  the same  services  to the  Advisor  Funds as under  the  Current
Advisory Agreements.

---------------------- ---------------- -------------- ------------------------------------------
                                         DATE CURRENT
                       CURRENT ADVISORY   ADVISORY     PURPOSE OF LAST SUBMISSION TO SHAREHOLDERS
                          AGREEMENT     AGREEMENT LAST
          FUND              DATE        SUBMITTED TO
                                         SHAREHOLDERS
---------------------- ---------------- -------------- ------------------------------------------
Ginnie Mae             8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Government Bond        8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Inflation-Adjusted     8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
Bond
---------------------- ---------------- -------------- ------------------------------------------
Short-Term Government  8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
International Bond     8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Diversified Bond       8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
High-Yield             8-1-2006         1-31-2003      Initial shareholder consent
---------------------- ---------------- -------------- ------------------------------------------
Prime Money Market     8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Tax-Free Bond          8-1-2006         7-29-2005      Initial shareholder consent
---------------------- ---------------- -------------- ------------------------------------------
Disciplined Growth     8-1-2006         9-30-2005      Initial shareholder consent
---------------------- ---------------- -------------- ------------------------------------------
Equity Growth          8-1-2006         4-26-2004      Approval of Management Agreement due to
                                                       change in domicile
---------------------- ---------------- -------------- ------------------------------------------
Global Gold            8-1-2006         4-26-2004      Approval of Management Agreement due to
                                                       change in domicile
---------------------- ---------------- -------------- ------------------------------------------
Income & Growth        8-1-2006         4-26-2004      Approval of Management Agreement due to
                                                       change in domicile
---------------------- ---------------- -------------- ------------------------------------------
Small Company          8-1-2006         4-26-2004      Approval of Management Agreement due to
                                                       change in domicile
---------------------- ---------------- -------------- ------------------------------------------
Utilities              8-1-2006         4-26-2004      Approval of Management Agreement due to
                                                       change in domicile
---------------------- ---------------- -------------- ------------------------------------------
Target 2010            8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Target 2015            8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Target 2020            8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------
Target 2025            8-1-2006         7-30-1997      Approval of Management Agreement with ACIM
---------------------- ---------------- -------------- ------------------------------------------

     COMPARISON  OF THE CURRENT  ADVISORY  AGREEMENTS  AND THE NEW ADVISORY
     AGREEMENT

     The terms of each New  Advisory  Agreement  are  identical  to those of the corresponding  Current  Advisory  Agreement,  except  for  the  management  fees payable,  which  have  been  increased  by 25 basis  points to  account  for the transfer of the  shareholder/administrative  reimbursements  from the Rule 12b-1 fee to the unified  management fee, and the effective and termination dates. The
New  Advisory  Agreements  will  continue  in  effect  from year to year if such continuance is approved for the Funds at least  annually in the manner  required by the 1940 Act and the rules and regulations  thereunder.  Please see Exhibit C for the current rate of compensation paid under the Current Advisory  Agreements for each  Advisor  Fund and the pro forma fees to be paid under the New Advisory
Agreements after giving effect to the Change in Fee Structure Proposal.

     ADVISORY SERVICES

     The  services to be provided by the Advisor to the Advisor  Funds under the
New Advisory Agreement will be identical to those services that were provided by the Advisor  under the Current  Advisory  Agreement.  Both the Current  Advisory
Agreement  and the New Advisory  Agreement  provide that the Advisor  will:  (i)
decide what  securities  to buy and sell for each Advisor  Fund's  portfolio and
(ii) select brokers and dealers to carry out portfolio  securities  transactions for each Advisor Fund.

     EXPENSES

     The  provisions  of the  New  Advisory  Agreement  regarding  expenses  are identical to the provisions of the Current Advisory  Agreement.  Under the terms of the Current Advisory  Agreement and the New Advisory  Agreement,  the Advisor
will   bear  all   expenses   incurred   by  it  in  the   performance   of  its
responsibilities.  Each Advisor Fund is  responsible  for custody fees and other charges and expenses of each Advisor Fund's  operations  such as compensation of the  Independent  Trustees,  independent  accountants  and legal  counsel of the
Independent Trustees.

     COMPENSATION

     The following table shows the aggregate  amount paid by each Fund under the unified  management  fee and Rule 12b-1 fee for 2006,  and the aggregate  amount that would have been paid if the proposed unified  management fee and Rule 12b-1 fee had been in effect during 2006.

----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
      FUND           BEFORE         AFTER     NET $ CHANGE   BEFORE RULE   AFTER RULE   NET DECREASE   TOTAL NET
                    ADVISOR      ADVISOR FEE    AND NET %      12B-1         12B-1        IN RULE      CHANGE IN
                   FEE CHANGE      CHANGE        CHANGE      DECREASE       DECREASE     12B-1 FEES      FEES
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
   GINNIE MAE        $255,189     $456,601      $201,412      $402,824       $201,412     ($201,412)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  78.93%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
GOVERNMENT BOND      $107,722     $221,451      $113,729      $227,458       $113,729     ($113,729)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                 105.58%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
INFLATION-ADJUSTED $1,088,021   $2,237,501    $1,149,480    $2,298,960     $1,149,480   ($1,149,480)      $0
      BOND
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                 105.65%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
   SHORT-TERM        $115,993     $207,504       $91,511      $183,022        $91,511      ($91,511)      $0
   GOVERNMENT
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  78.89%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
 INTERNATIONAL       $328,170     $473,291      $145,121      $290,242       $145,121     ($145,121)      $0
      BOND
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  44.22%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
DIVERSIFIED BOND      $20,301      $34,138       $13,837       $27,674        $13,837      ($13,837)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  68.16%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
   HIGH-YIELD          $2,478       $3,483        $1,005        $2,010         $1,005       ($1,005)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  40.56%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
  PRIME MONEY          $9,837      $17,458        $7,621       $15,242         $7,621       ($7,621)      $0
     MARKET
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  77.47%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
 TAX-FREE BOND            $48         $100           $52          $104            $52          ($52)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                 108.33%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
  DISCIPLINED          $4,326       $5,734        $1,408        $2,816         $1,408       ($1,408)      $0
     GROWTH
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  32.55%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
 EQUITY GROWTH     $1,465,461   $2,341,585      $876,124    $1,752,248       $876,124     ($876,124)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  59.78%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
  GLOBAL GOLD         $23,056      $36,841       $13,785       $27,570        $13,785      ($13,785)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  59.79%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
INCOME & GROWTH    $2,902,457   $4,638,057    $1,735,600    $3,471,200     $1,735,600   ($1,735,600)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  59.80%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
 SMALL COMPANY     $2,352,834   $3,304,540      $951,706    $1,903,412       $951,706     ($951,706)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  40.45%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
UTILITIES             $21,460      $34,295       $12,835       $25,670        $12,835      ($12,835)      $0
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  59.81%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
TARGET                $18,806      $33,688       $14,882       $29,764        $14,882      ($14,882)      $0
MATURITIES
TRUST: 2010
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  79.13%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
TARGET                 $4,096       $7,338        $3,242        $6,484         $3,242       ($3,242)      $0
MATURITIES
TRUST: 2015
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  79.15%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
TARGET                $32,720      $58,615       $25,895       $51,790        $25,895      ($25,895)      $0
MATURITIES
TRUST: 2020
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  79.14%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
TARGET                $39,505      $70,783       $31,278       $62,556        $31,278      ($31,278)      $0
MATURITIES
TRUST: 2025
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------
                                                  79.17%
----------------- ------------- ------------ ------------- -------------- ------------- ------------- ------------

     ADVISORY SERVICES TO OTHER FUNDS

     The following table provides  information  regarding mutual funds for which the Advisor provides  sub-advisory  services and have investment  objectives and strategies  that  are  similar  to  those  of  the  Advisor  Funds.  All  of the information below is provided for the calendar year ended December 31, 2006.

----------------------- --------------------- -------------------- ---------------------
FUND                    YTD AVERAGE NET       ACTUAL MANAGEMENT    EFFECTIVE
                        ASSETS ($)            FEE ($)              MANAGEMENT FEE (AS
                                                                   A PERCENTAGE OF
                                                                   AVERAGE DAILY NET
                                                                   ASSETS)(%)
----------------------------------------------------------------------------------------
The following funds are managed (or in some cases, a particular slice of the assets of a fund is managed) pursuant to a similar investment strategy as Income & Growth.
----------------------- --------------------- -------------------- ---------------------
  AST American Century          $372,676,038           $1,353,823                0.363%
       Income & Growth
             Portfolio
----------------------- --------------------- -------------------- ---------------------
      VALIC Core Value          $233,377,043           $1,007,807                0.432%
----------------------- --------------------- -------------------- ---------------------
   MML Income & Growth          $117,325,698             $507,792                0.430%
                  Fund
----------------------- --------------------- -------------------- ---------------------
  Mainstay VP Income &          $109,723,465             $433,669                0.395%
      Growth Portfolio
----------------------------------------------------------------------------------------
The following funds are managed (or in some cases, a particular slice of the assets a fund is managed) pursuant to a similar investment strategy as Small Company.
----------------------- --------------------- -------------------- ---------------------
  VALIC Small Cap Fund       $210,138,135(1)           $1,239,110                0.590%
----------------------- --------------------- -------------------- ---------------------
    GVIT Small Company       $172,018,143(1)           $1,030,820                0.599%
                  Fund
----------------------- --------------------- -------------------- ---------------------
 RiverSource Small Cap       $104,159,772(1)             $636,446                0.611%
           Equity Fund
----------------------- --------------------- -------------------- ---------------------
    John Hancock Small           $91,068,808             $536,623                0.589%
          Company Fund
----------------------- --------------------- -------------------- ---------------------
    John Hancock Small           $66,380,728             $390,963                0.589%
         Company Trust
----------------------- --------------------- -------------------- ---------------------

(1)  FUND ASSETS ARE MANAGED BY A NUMBER OF INVESTMENT MANAGERS.  ONLY ASSETS OF
     THE FUND MANAGED BY THE ADVISOR ARE INCLUDED.

     BASIS FOR THE BOARDS' APPROVAL OF THE NEW ADVISORY AGREEMENT

     At  a  meeting  held  on  December  8,  2006,  the  Boards,  including  the
Independent  Trustees,  considered  and approved  the  proposed  increase to the unified  management  fee of the Advisor  Class  shares of the Advisor  Funds and accordingly  approved  the New Advisory  Agreement  for each  Advisor  Fund.  In approving  the New  Advisory  Agreement,  the Boards  considered  the  following factors:

     o    that the increase in the unified  management  fee is being proposed in connection with a simultaneous  decrease in the Rule 12b-1 fees of the
          Advisor Class;

     o    that there is not expected to be any change in the total expense ratio of the  Advisor  Class  as a result  of the  increase  in the  unified management fee;

     o    that  if  the  proposed  New  Advisory   Agreements  are  approved  by
          shareholders of the Advisor Class of International  Bond,  Disciplined
          Growth,  Equity  Growth,  Global  Gold,  and Income and Growth,  it is
          anticipated  that the  Advisor  Class  shares  will be renamed A Class shares,  which would  result in a front-end  sales load being added to the  class;  but would also  result in the load  being  waived for the accounts of current shareholders of those Advisor Classes who purchase future A Class shares through the same accounts; and

     o    that the increase in the unified  management  fee of the Advisor Class will  make  the  class  fee  structure  more  consistent  with the fee structure  of other share  classes of the American  Century  Funds and industry practices.

At the  meeting,  after  considering  all  information  presented,  the  Boards, including the  Independent  Trustees,  approved each New Advisory  Agreement and determined to recommend that shareholders approve the New Advisory Agreement. No single factor was determinative in the Boards'  analysis.  The following summary describes  the most  important,  but not all, of the factors  considered  by the
Boards.

     SERVICES TO BE PROVIDED

     The Boards  considered the services to be provided in consideration for the
25 basis point increase in the unified management fee. The Boards noted that the administrative/shareholder  services  provided in consideration for the 25 basis points would not change. Instead the  administrative/shareholder  services would now be paid as part of the unified management fee instead of the Rule 12b-1 fee.
Such services may include providing  individual and custom  investment  advisory services to clients of financial  intermediaries as well as  recordkeeping,  and administrative  services  for  clients  that would  otherwise  be  performed  by
American Century's transfer agent. In some  circumstances,  the Advisor will pay such service providers a fee for performing these services.

     COSTS AND PROFITABILITY

     The Boards did not request any specific information  regarding the costs of the services to be provided in  consideration  of the 25 basis point increase in the  unified  management  fee  because the Boards had  previously  reviewed  the
nature,    scope   and   costs    associated   with   the   provision   of   the
administrative/shareholder  services  as part of its  approval of the Rule 12b-1 plan on behalf of the  Advisor  Funds.  The Boards had  previously  found the 25 basis  point fee for  administrative/shareholder  services to be  reasonable  in light of the scope and nature of the services provided.

     BENEFITS TO THE ADVISOR

     The Boards considered the information  presented  regarding the benefits to the Advisor  from the increase in the unified  management  fee. The Boards noted
that the 25 basis point increase in the unified management fee would be paid out
by   the    Advisor    to   the    financial    intermediary    providing    the
administrative/shareholder  services to the beneficial owner of the shares.  The increased  fee would only be  retained  by the Advisor to the extent that it was providing  the  administrative/shareholder  services on behalf of  shareholders.
Currently,  the  Advisor  retains  the fee only to the  extent it  provides  the administrative/shareholder  services on behalf of shareholders.  These would not be a change in the amount the Advisor retains.

     ECONOMIES OF SCALE

     The Boards  considered  that the total  expense  ratio of the Advisor Class would not change as a result of the increase in the unified  management  fee due to the corresponding  decrease in the Rule 12b-1 fee. The Boards considered that
it  was  necessary  to  pay  financial   intermediaries   a  fee  for  providing
administrative/shareholder services to shareholders and that the payment of such a fee by the Advisor Funds could help them  increase  their assets and therefore potentially enable shareholders to realize future economies of scale. The Boards recognized,  however, that the proposal would not increase payments to financial intermediaries.

     Additional information regarding the factors the Boards considered in their annual renewal of advisory contracts on behalf of the Advisor Funds can be found in the report to  shareholders  for each  respective  Advisor Fund. To request a report of an Advisor Fund please call the following number: 1-800-345-2021.

     AFFILIATED BROKERAGE

     American Century Investment Services Inc., the Funds' distributor,  and the
Advisor are wholly owned,  directly or indirectly,  by ACC. JPMorgan Chase & Co.
(JPM) is an equity investor in ACC. The funds paid J.P.  Morgan  Securities Inc.
(JPMS), a subsidiary of JPM, the following brokerage commissions:

FUND                FISCAL YEAR END  AGGREGATE AMOUNT OF    PERCENTAGE OF AGGREGATE
                                     COMMISSIONS PAID TO    BROKERAGE COMMISSIONS
                                      AFFILIATED BROKERS    PAID TO AFFILIATED BROKER
-------------------------------------------------------------------------------------
Global Gold             12/31/06             $4,480               0.46%
-------------------------------------------------------------------------------------
Income & Growth         12/31/06            $15,639               0.47%
-------------------------------------------------------------------------------------
Small Company           12/31/06             $9,443               0.36%
-------------------------------------------------------------------------------------

     SHAREHOLDER APPROVAL

     Proposal 2, the approval of the change to the Advisor Class fee  structure, must be approved in accordance with Section 15(a) of the 1940 Act which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable  class or (ii) 67% or more of the  shares of that  class  present  or represented  by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.  The  shareholders  of the Advisor Class of each of the
Advisor Funds will vote separately on Proposal 2.

                  THE TRUSTEES OF THE ADVISOR FUNDS RECOMMEND
           THAT THE SHAREHOLDERS OF THE ADVISOR CLASS OF EACH ADVISOR
       FUND VOTE TO APPROVE THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE

OTHER INFORMATION

     MEETINGS OF SHAREHOLDERS

     The Funds are not  required to hold  annual  shareholder  meetings,  unless required  to do so in  order  to elect  trustees/directors  and for  such  other
purposes  as  may  be   prescribed  by  law  or  the  Funds'   Declarations   of
Trust/Articles  of  Incorporation.  Special  meetings of the shareholders may be called by the Boards  for the  purpose of taking  action  upon any other  matter deemed by the Boards to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the Boards. Written notice of any meeting is required to be given by the Trustees.

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards.  Proxies may be solicited by officers of the Funds, as
well  as  their  affiliates,   employees  and  agents.  In  addition,  financial
intermediaries  may solicit the proxy of the beneficial owners of the shares. It is  anticipated  that the  solicitation  of proxies  will be  primarily by mail,
internet,   telephone,   facsimile  or  personal  interview.   Shareholders  who
communicate  proxies by  telephone  or by other  electronic  means have the same
power  and  authority  to  issue,   revoke  or  otherwise  change  their  voting
instructions  as  shareholders  submitting  proxies in written form.  Telephonic solicitations  will follow  procedures  designed to ensure  accuracy and prevent fraud.  The Advisor or an affiliate  thereof may  reimburse  banks,  brokers and others for their reasonable expenses in forwarding proxy solicitation  materials to  beneficial  owners of Fund shares,  and may  reimburse  certain  officers or employees that it may employ for their  reasonable  expenses in assisting in the solicitation of proxies from such  beneficial  owners.  The expenses  associated with the  Proposals of this Proxy  Statement  will be paid by American  Century.
Such expenses include:  (a) expenses  associated with the preparation and filing of this Proxy  Statement;  (b) postage;  (c) printing;  (d) accounting fees; (e)
legal fees incurred in the preparation of the Proxy Statement;  (f) solicitation costs; and (g) other related  administrative or operational costs. Such expenses are currently estimated to be approximately $1.9 million in the aggregate.

     DATE, TIME AND PLACE OF MEETING

     The  Meeting  will  be held on June  27,  2007 at the  principal  executive offices of American Century,  4500 Main Street,  Kansas City, Missouri 64111, at
10:30 a.m., Central Time.

     USE AND REVOCATION OF PROXIES

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its  exercise  by  executing  a  superseding  proxy  (i.e.,  a later-dated  and signed  proxy),  by  submitting a notice of  revocation  to the
Secretary  of the  Funds  or by  subsequently  registering  his or her  vote  by telephone or over the Internet.  In addition,  although  mere  attendance at the
Meeting  will not  revoke a proxy,  a  shareholder  present at the  Meeting  may withdraw his or her proxy and vote in person. All shares represented by properly executed  proxies  received  at or prior to the  Meeting,  unless  such  proxies previously  have been revoked,  will be voted at the Meeting in accordance  with the directions on the proxies. It is not anticipated that any matters other than the approval of the Proposals will be brought before the Meeting.  If,  however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

     VOTING RIGHTS AND REQUIRED VOTES

A quorum of  shareholders  is  necessary to hold a valid  meeting.  Shareholders entitled to vote one-third of the issued and  outstanding  shares of each Issuer or Class  must be  present  in person or by proxy,  to  constitute  a quorum for purposes of voting on proposals relating to that Issuer or Class. Each dollar of net  asset  value  is  entitled  to one  vote  with  fractional  dollars  voting proportionally.  Shareholders  of each  Issuer  vote  separately  on  Proposal 1
(Election of  Directors).  Holders of Advisor  Class shares of the Advisor Funds vote separately on Proposal 2 (Change in Advisor Class Fee Structure).  Approval
of Proposal 1 requires  the  approval of a plurality of the votes cast in person or by proxy at the  Meeting at which a quorum  exists.  Approval  of  Proposal 2 requires  the  approval  of the  lesser of (i) more than 50% of the  outstanding shares of the Advisor  Class of the  applicable  Fund or (ii) 67% or more of the shares of that Class present or represented by proxy at the Meeting if more than
50% of such  shares are present or  represented  by proxy.  Broker-dealer  firms holding  shares of any of the funds in  "street  name" for the  benefit of their customers  and clients  will  request the  instructions  of such  customers  and clients on how to vote their  shares  before the  Meeting.  Each Issuer or Class will include shares held of record by  broker-dealers as to which such authority has been granted in its  tabulation  of the total  number of shares  present for purposes of  determining  whether the necessary  quorum of  shareholder  exists.
Properly  executed  proxies that are  returned but that are marked  "abstain" or with  respect to which a  broker-dealer  has  declined  to vote on any  proposal
("broker  non-votes")  will be treated as shares that are present but which have not been voted. For this reason,  abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining  the  requisite  approval of the proposals.  In the event  that a quorum is not  present  or in the event  that a quorum is present  but  sufficient  votes in favor of a  Proposal  have not been received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation  of proxies as to any Proposal.  Any adjournment  of the  Meeting  for the  further  solicitation  of  proxies  for a
Proposal will require the affirmative  vote of a majority of the total number of shares  entitled to vote on the Proposal  that are present in person or by proxy at the Meeting to be adjourned.  If the Meeting is adjourned for more than sixty days,  then the Funds are  required  to send a new  notice  to  shareholders  of
American  Century  California  Tax-Free and Municipal  Funds,  American  Century
International Bond Funds,  American Century  Investment Trust,  American Century
Government  Income Trust,  American Century Municipal Trust and American Century
Target  Maturities Trust. If the Meeting is adjourned for more than ninety days, then the Funds are required to send a notice to shareholders of American Century
Quantitative  Equity Funds,  Inc. and American Century  Variable  Portfolios II,
Inc.

Outstanding Shares and Significant Shareholders

Only  holders  of record of shares of the  Issuers at the close of  business  on
April 13,  2007 (the  "Record  Date") are  entitled to vote on Proposal 1 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of each Issuer issued and outstanding and the number of votes entitled to vote as of the close of business on _____.

---------------- -------------------- ----------------------- ------------------
Issuer           Share Class          Outstanding Shares      Number of Votes
                                                              Entitled to Vote
                                                              ($1 equals 1 vote)
---------------- -------------------- ----------------------- ------------------

Only  holders of record of shares of the Advisor  Class of the Advisor  Funds at the close of business on April 13, 2007 (the "Record Date") are entitled to vote on Proposal 2 at the Meeting or any  adjournment  thereof.  The following  chart sets  forth the  number of shares of each  Advisor  Class of the  Advisor  Funds issued and  outstanding and the number of votes entitled to vote as of the close of business on _____.

---------------- ------------------- ----------------------- -------------------
Fund Name        Share Class         Outstanding Shares      Number of Votes
                                                             Entitled to Vote
                                                             ($1 equals 1 vote)
---------------- ------------------- ----------------------- -------------------

     Exhibit B to this Proxy Statement  lists for each Issuer,  Fund or Class as applicable,  the holders as of March 15, 2007,  of more than 5% of the shares of any Issuer, Fund or Class as applicable.

     OTHER SERVICE PROVIDERS

     American Century  Services,  LLC, 4500 Main Street,  Kansas City,  Missouri
64111,  an affiliate of the  Advisor,  serves as transfer  agent of the American
Century Funds.  American Century  Investment  Services,  Inc., 4500 Main Street,
Kansas City, Missouri 64111, an affiliate of the Advisor,  serves as distributor to the American Century Funds.

WHERE TO FIND ADDITIONAL INFORMATION

The Issuers are subject to the informational  requirements of the Securities Act of  1933,  the  Securities  Exchange  Act of  1934,  and the  1940  Act,  and in
accordance  therewith file reports and other  information with the SEC. Reports, proxy and information statements, and other information filed by the Issuers, on behalf of the Funds,  can be  obtained  by calling or writing  the Funds and can also be inspected  and copied by the public at the public  reference  facilities maintained  by the SEC in  Washington,  DC located  at Room 1580,  100 F Street,
N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates  from  the  Public  Reference  Branch,  Office  of  Consumer  Affairs  and
Information Services,  SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders  should send their written proposals to Corporate Secretary, American Century Funds, P.O. Box
410141,     Kansas    City,     Missouri,     64141,    or    by    e-mail    to
corporatesecretary@americancentury.com  so  that  they  are  received  within  a reasonable time before any such meeting.

No business  other than the matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting,  the persons named on the enclosed proxy card(s) will vote on such matters  according to their best judgment in the interests of the Issuers.

--------------------------------------------------------------------------------
       SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
      PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                     POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                            EQUITY OWNERSHIP OF NOMINEES

--------------------- ------------------------------------------------------------ -------------------
                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                                                   SECURITIES IN ALL
                                                                                   PORTFOLIOS OVERSEEN
                                                                                   OR TO BE OVERSEEN
                                                                                   BY THE NOMINEE
NAME OF NOMINEE       FUND NAME/(DOLLAR RANGE OF EQUITY SECURITIES IN FUND)*       IN FUND COMPLEX
--------------------- ------------------------------------------------------------ -------------------
John Freidenrich      AMERICAN CENTURY INVESTMENT TRUST
                       Premium Money Market ($10,001 - $50,000)                    $10,001-$50,000
--------------------- ------------------------------------------------------------ -------------------
Ronald J. Gilson      AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUND      More than $100,000
                            California High-Yield Municipal ($50,001-100,000)
                            California Tax-Free Bond ($10,001-$50,000)
                            California Tax-Free Money Market (More than $100,000)
                      AMERICAN CENTURY GOVERNMENT INCOME TRUST
                            Capital Preservation Fund ($50,001-$100,000)
                            Short-Term Government Fund  (More than $100,000)
                      AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                            International Bond ($1-$10,000)
                      AMERICAN CENTURY INVESTMENT TRUST
                            Diversified Bond ($50,001-$100,000)
                            High-Yield Bond ($1-$10,000)
                      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                            Global Gold ($1-$10,000)
                            Equity Growth  (More than $100,000)
                            Small Company ($10,001-$50,000)
                      AMERICAN CENTURY TARGET MATURITIES TRUST
                            Target 2025 ($1-$10,000)
-------------------- ------------------------------------------------------------- -------------------
Kathryn A. Hall      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.              More than $100,000
                           Income & Growth  (More than $100,000)
-------------------- ------------------------------------------------------------- -------------------
Peter F. Pervere     None                                                          None
-------------------- ------------------------------------------------------------- -------------------
Myron S. Scholes     AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUND       More than $100,000
                           California Tax-Free Money Market ($1-10,000)
                     AMERICAN CENTURY GOVERNMENT INCOME TRUST
                           Capital Preservation Fund ($10,001-$50,000)
                           Gov't  Agency Money Market Fund ($10,001-$50,000)
                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           Equity Growth  (More than $100,000)
                           Income & Growth  (More than $100,000)
                           Small Company ($10,001-$50,000)
-------------------- ------------------------------------------------------------- -------------------
John B. Shoven       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.              More than $100,000
                           Income & Growth (More than $100,000)
-------------------- ------------------------------------------------------------- -------------------
Jonathan S. Thomas   AMERICAN CENTURY INVESTMENT TRUST                             More than $100,000
                           High Yield ($1-$10,000)
                     AMERICAN CENTURY MUNICIPAL TRUST
                           Tax-Free Money Market (More than $100,000)
                     AMERICAN CENTURY TARGET MATURITIES TRUST
                            Target 2020 ($10,001-$50,000)
-------------------- ------------------------------------------------------------- -------------------
Jeanne D. Wohlers    AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUND       More than $100,000
                           California Tax-Free Money Market  (More than $100,000)
                     AMERICAN CENTURY GOVERNMENT INCOME TRUST
                           Gov't Agency Money Market Fund ($10,001-$50,000)
                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           Equity Growth (More than $100,000)
-------------------- ------------------------------------------------------------- -------------------

*NOTE - FUNDS  NOT  LISTED  ARE  FUNDS IN WHICH NO  SECURITIES  ARE OWNED BY THE
NOMINEES.

                                                                       EXHIBIT B

                            SIGNIFICANT SHAREHOLDERS

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                                            PERCENTAGE OF        PERCENTAGE OF
                                            OUTSTANDING          OUTSTANDING
FUND/                                       SHARES OWNED         SHARES OWNED
CLASS       SHAREHOLDER                     OF RECORD            BENEFICIALLY(1)
--------------------------------------------------------------------------------
California High-Yield Municipal
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.
            San Francisco, CA
--------------------------------------------------------------------------------
  A Class
            Charles Schwab & Co. Inc.
            San Francisco, CA

            MLPF&S Inc.
            Jacksonville, FL
--------------------------------------------------------------------------------
  B Class
            MLPF&S Inc.
            Jacksonville, FL

            Howard Tung and
            Rachel P. Tung
            Rcho Santa Fe, CA

            Pershing LLC
            Jersey City, NJ

            American Enterprise
            Investment Svcs
            Minneapolis, MN
--------------------------------------------------------------------------------
  C Class
            MLPF&S Inc.
            Jacksonville, FL
--------------------------------------------------------------------------------
California Limited-Term Tax-Free
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.
            San Francisco, CA

            National Inv Svcs Corp
            New York, NY

            National Financial
            Services Corp.
            New York, NY
--------------------------------------------------------------------------------
California Long-Term Tax-Free
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.
            San Francisco, CA
--------------------------------------------------------------------------------
California Tax-Free Bond
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.
            San Francisco, CA
--------------------------------------------------------------------------------
California Tax-Free Money Market
--------------------------------------------------------------------------------
  Investor Class
            None
--------------------------------------------------------------------------------

AMERICAN CENTURY GOVERNMENT INCOME TRUST

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Capital Preservation
--------------------------------------------------------------------------------
  Investor
           None
--------------------------------------------------------------------------------
Ginnie Mae
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co. Inc.
           San Francisco, California
--------------------------------------------------------------------------------
  C
           None
--------------------------------------------------------------------------------
  Advisor
           Charles Schwab & Co. Inc.
           San Francisco, California

           Saxon & Company
           Philadelphia, Pennsylvania

           American Century Serv Corp
           Schwab-Moderately Aggressive
           Ginnie Mae Advisor Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
Government Agency Money Market
--------------------------------------------------------------------------------
  Investor
           None
--------------------------------------------------------------------------------
  Advisor
           Patterson & Co
           FBO Bigband Networks
           Charlotte, North Carolina

           Patterson & Co
           FBO KA McLaughlin & Diaz
           Charlotte, North Carolina

           Patterson & Co
           FBO Baycorr Packaging Inc.
           Charlotte, North Carolina

           Patterson & Co
           FBO Signature Properties
           Charlotte, North Carolina
--------------------------------------------------------------------------------
Government Bond
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co. Inc.
           San Francisco, California

           USAA Investment
           Management Inc.
           San Antonio, Texas
--------------------------------------------------------------------------------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Government Bond
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co. Inc.
          San Francisco, California

          National Financial
          Services LLC
          New York, New York

          Patterson & Co
          FBO Various Clients
          Charlotte, North Carolina

          Orchard Trust Company
          Greenwood Village, Colorado

          Mitra & Co.
          Milwaukee, Wisconsin
--------------------------------------------------------------------------------
Inflation-Adjusted Bond
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co. Inc.
          San Francisco, California

          MLPF&S
          Jacksonville, Florida

          National Financial
          Services Corporation
          New York, New York

          Pershing LLC
          Jersey City, New Jersey
--------------------------------------------------------------------------------
  Institutional
          State Street Bank &
          Trust Co. TTEE
          FBO Towers Perrin
          Deferred PSP
          Westwood, Massachusetts

          Charles Schwab & Co. Inc.
          San Francisco, California

          American Century Serv Corp
          LiveSTRONG™
          2025 Portfolio
          Inflation-Adjusted
          Bond Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          LiveSTRONG™
          2015 Portfolio
          Inflation-Adjusted
          Bond Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co. Inc.
          San Francisco, California

          National Financial Services LLC
          New York, New York
--------------------------------------------------------------------------------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Short-Term Government
--------------------------------------------------------------------------------
  Investor
          Stowers Institute for
          Medical Research
          Kansas City, Missouri

          Stowers Institute for Resource
          Development, Inc.
          Kansas City, Missouri

          Biomed Valley Discoveries, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor
          National Financial Services LLC
          New York, New York

          Nationwide Trust Company FSB
          Columbus, Ohio

          Nationwide Insurance
          Company QPVA
          Columbus, Ohio

          Charles Schwab & Co. Inc.
          San Francisco, California
--------------------------------------------------------------------------------

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Bond
--------------------------------------------------------------------------------
  Investor
          Charles Schwab & Co. Inc.
          San Francisco, CA

          Citigroup Global Markets Inc.
          New York, NY

          National Financial
          Services Corp.
          New York, NY

          Pershing LLC
          Jersey City, NJ
--------------------------------------------------------------------------------
  Institutional
          American Century Serv. Corp.
          My Retirement 2015 Portfolio
          Kansas City, MO

          American Century Serv. Corp.
          My Retirement Income Portfolio
          Kansas City, MO

          Trucojo A Partnership
          Nonreimbursed
          St. Joseph, MO

          American Century Serv. Corp.
          My Retirement 2025 Portfolio
          Kansas City, MO
--------------------------------------------------------------------------------
  Advisor
          Charles Schwab & Co. Inc.
          San Francisco, CA

          National Financial
          Services, LLC
          New York, NY

          Smith Barney 401K
          Advisor Group Citigroup
          Institutional Trust
          Somerset, NJ
--------------------------------------------------------------------------------

AMERICAN CENTURY INVESTMENT TRUST

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Diversified Bond
--------------------------------------------------------------------------------
  Investor Class
          American Century Serv Corp
          One Choice Portfolio
          Moderate Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          One Choice Portfolio
          Conservative Omnibus
          Kansas City, Missouri

          American Century Serv Corp
          One Choice Portfolio
          Aggressive Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
          JPMorgan Chase Bank Trustee
          Texas Health
          Retirement Program
          Kansas City, Missouri

          American Century Serv Corp
          KPESP Short Term
          Kansas City, Missouri

          American Century Serv Corp
          KPESP 2009 Moderate
          Kansas City, Missouri

          American Century Serv Corp
          KPESP 2009 Aggressive
          Kansas City, Missouri

          American Century Serv Corp
          KPESP 2012 Aggressive
          Kansas City, Missouri

          American Century Serv Corp
          KPESP 2012 Moderate
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co. Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          MLPF&S Inc.
          Jacksonville, Florida

          American Enterprise
          Investment Svcs
          Minneapolis, Minnesota

          American Enterprise
          Investment Svcs
          Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
          Citigroup Global Markets Inc.
          New York, New York

          MLPF&S Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Diversified Bond
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           Saxon & Co.
           Philadelphia, Pennsylvania

           Pershing LLC
           Jersey City, New Jersey

           Reliance Trust Co.
           FBO Klauber Brothers
           Atlanta, Georgia

           Charles Schwab & Co. Inc.
           San Francisco, California

           Trust Lynx & Co.
           Denver, Colorado

           Reliance Trust Co Cust
           FBO Avail Medical Products
           Atlanta, Georgia
--------------------------------------------------------------------------------
NT Diversified Bond
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Port
           LIVESTRONG™
           2025 Portfolio
           NT Diversified Bond Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2015 Portfolio
           NT Diversified Bond Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2035 Portfolio
           NT Diversified Bond Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           Income Portfolio
           NT Diversified Bond Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2045 Portfolio
           NT Diversified Bond Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
High-Yield
--------------------------------------------------------------------------------
  Investor Class
           American Century Serv Corp
           One Choice Portfolio
           Aggressive Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           One Choice Portfolio
           Moderate Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Corp
           LIVESTRONG™
           2025 Portfolio
           High-Yield Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2015 Portfolio
           High-Yield Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2035 Portfolio
           High-Yield Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           Income Portfolio
           High-Yield Omnibus
           Kansas City, Missouri

           Trustees of American Century
           P/S & 401K Savings
           Plan & Trust
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG™
           2045 Portfolio
           High-Yield Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           MLPF&S Inc.
           Jacksonville, Florida

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
           MLPF&S Inc.
           Jacksonville, Florida

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
High-Yield
--------------------------------------------------------------------------------
  Advisor Class
           Riverside National
           Bank & Trust
           Stuart, Florida

           Pershing LLC
           Jersey City, New Jersey

           BISYS Retirement Svcs
           Lakewood Construction
           Co PSP & DEF
           Denver, Colorado

           LPL Financial Services
           San Diego, California

           Ruane & Co. Em dash TR Paul
           c/o Tompkins Investment Svcs
           Ithaca, New York
--------------------------------------------------------------------------------
High-Yield Bond
--------------------------------------------------------------------------------
  Investor Class
           Mason G. Ross and
           Julie H. Ross Jt Wros
           Milwaukee, Wisconsin

           I.R.A. Wayne R. Jakusz
           New Hartford, Connecticut

           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           William A. McIntosh
           Kenilworth, Illinois
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
           John Hancock Life Insurance
           Company (USA)
           Toronto, Canada
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           Pershing LLC
           Jersey City, New Jersey

           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Inflation Protection Bond
--------------------------------------------------------------------------------
  Investor Class
           MLPF&S Inc.
           Jacksonville, Florida

           Charles Schwab & Co., Inc.
           San Francisco, California
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Inflation Protection Bond
--------------------------------------------------------------------------------
  Investor Class
          Pershing LLC
          Jersey City, New Jersey

          Fred M. Abernathy
          & Michelle E. Randall
          Laurel, Indiana
--------------------------------------------------------------------------------
  Institutional Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          Prudential Investment Mgmt Svc
          Newark, New Jersey
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co., Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          MLPF&S Inc.
          Jacksonville, Florida

          American Enterprise
          Investment Svcs
          Minneapolis, Minnesota

          Raymond James & Assoc Inc
          FBO Cyr Daniel
          St. Petersburg, Florida
--------------------------------------------------------------------------------
  C Class
          MLPF&S Inc.
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
          MG Trust Company Cust
          FBO General Distributing
          Company 401K
          Denver, Colorado

          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          National Financial
          Services Corp
          New York, New York
--------------------------------------------------------------------------------
Premium Money Market
--------------------------------------------------------------------------------
  Investor Class
          American Century Serv Corp
          KPESP Short Term Prem
          Cap Reserve Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
  Investor Class
          American Century Money
          Fund Settlement
          Jersey City, New Jersey
--------------------------------------------------------------------------------
  A Class
          First Clearing LLC
          New York, New York
--------------------------------------------------------------------------------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
  B Class
           National Investor Services
           New York, New York

           AMS Contracts NDFI
           Simp-IRA Kristi Marie Henne
           Mission Viejo, California
--------------------------------------------------------------------------------
  C Class
           First Clearing LLC
           Ross E. Watson &
           Diana Watson JT TEN
           Tustin, California

           First Clearing LLC
           Miles Pebley McGann &
           Calli Ann McGann
           JT TEN
           Laguna Beach, California

           First Clearing LLC
           Jacob B. Kriegsman IRA R/O
           Glen Allen, Virginia

           NFS LLC FEBO
           NFS/FMTC IRA-BDA
           NSPS Barbara D. Borchert
           Lee's Summit, Missouri

           First Clearing LLC
           Karen Getz Living Trust
           Karen A. Getz TTEE UA DTD
           Glen Allen, Virginia

           Raymond James & Assoc. Inc.
           FBO Bonner IRA
           St. Petersburg, Florida
--------------------------------------------------------------------------------
  Advisor Class
           EMJAYCO
           FBO Hanson Truss Inc
           401K Plan
           Milwaukee, Wisconsin

           EMJAYCO
           FBO Poma Distributing Co Inc
           401K Profit Sharing Plan
           Milwaukee, Wisconsin

--------------------------------------------------------------------------------
           EMJAYCO
           FBO Abstract Construction
           Company 401(K)
           Profit Sharing Plan
           Milwaukee, Wisconsin

           Reliance Trust Co Cust
           FBO Actuarial Resources
           Corp 401K
           Atlanta, Georgia

           EMJAYCO
           FBO Cuisine Solutions Inc.
           401K Plan
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
Select Bond
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------

                                                PERCENTAGE OF    PERCENTAGE OF
                                                OUTSTANDING      OUTSTANDING
FUND/                                           SHARES OWNED     SHARES OWNED
CLASS   SHAREHOLDER                             OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
Select Bond
--------------------------------------------------------------------------------
  Investor Class
        William S. Wilkowski and
        Norette J. Wilkowski Jt Wros
        Wind Lake, Wisconsin

        Melissa A. Rothe
        Menomonee Fls, Wisconsin

        I.R.A. - Rollover
        Lila M. Wuhrmann
        Franklin, Wisconsin

        I.R.A. - Roth
        Paul J. Mozina
        Milwaukee, Wisconsin

        I.R.A. - Roth
        Robert R. Templin
        Muskego, Wisconsin

        I.R.A. - Roth
        Donna L. Pauls
        Greendale, Wisconsin
--------------------------------------------------------------------------------
  Institutional Class
        Northwestern Mutual Life
        Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
        Delaware Charter
        Guarantee & Tr
        FBO Various Qualified Plans
        Des Moines, Iowa

        Delaware Charter
        Guarantee & Trust
        FBO Principal Financial Group OMNIBUS
        Qualified

        Des Moines, Iowa
--------------------------------------------------------------------------------
  B Class
        None
--------------------------------------------------------------------------------
  C Class
        American Enterprise
        Investment Svcs
        Minneapolis, Minnesota

        American Century Investment
        Management, Inc.
        Kansas City, Missouri

        Pershing LLC
        Jersey City, New Jersey
--------------------------------------------------------------------------------
  R Class
        American Century Investment
        Management, Inc.
        Kansas City, Missouri
--------------------------------------------------------------------------------

AMERICAN CENTURY MUNICIPAL TRUST

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY (1)
--------------------------------------------------------------------------------
Arizona Municipal Bond
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co., Inc.
           San Francisco, California

           Pershing LLC
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  A
           Charles Schwab & Co., Inc.
           San Francisco, California

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota

           NFS LLC FEBO
           Albert & Dorothy Felsen
           Trust, Albert Felsen
           Sierra Vista, Arizona

           NFS LLC FEBO
           Jeris D. Slayback TTEE
           Jeris D. Slayback
           Revocable Trust
           Tucson, Arizona

           MLPF&S, Inc.
           Jacksonville, Florida

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  B
           First Clearing LLC
           Phyllis Bruner Turell Trust
           Phyllis Bruner Turell TTEE
           Glen Allen, Virginia

           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  C
           MLPF&S, Inc.
           Jacksonville, Florida

           Raymond James & Assoc. Inc.
           FBO FOGDE, F TR
           St. Petersburg, Florida

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
Florida Municipal Bond
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co., Inc.
           San Francisco, California

           Phyllis S. Gunton and
           WE Gunton TR
           PS Gunton Trust
           Naples, Florida
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY (1)
--------------------------------------------------------------------------------
Florida Municipal Bond
--------------------------------------------------------------------------------
  A
           Charles Schwab & Co., Inc.
           San Francisco, California

           MLPF&S, Inc.
           Jacksonville, Florida

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  B
           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota

           American Enterprise
           Investment Svcs
           Minneapolis, Minnesota

           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           Wells Fargo Investments LLC
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C
           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
High-Yield Municipal
--------------------------------------------------------------------------------
  Investor
           MLPF&S, Inc.
           Jacksonville, Florida

           National Financial
           Services Corp.
           New York, New York

           Charles Schwab & Co., Inc.
           San Francisco, California
--------------------------------------------------------------------------------
  A
           Charles Schwab & Co., Inc.
           San Francisco, California

           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
  B
           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
  C
           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY (1)
--------------------------------------------------------------------------------
Long-Term Tax-Free
--------------------------------------------------------------------------------
  Investor
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional
           Scotty LLC
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A
           None
--------------------------------------------------------------------------------
  B
           Pershing LLC
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  C
           American Century Investment
           Management, Inc.
           Kansas City, Missouri

           American Enterprise Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
Tax-Free Bond
--------------------------------------------------------------------------------
  Investor
           Charles Schwab & Co., Inc.
           San Francisco, California

           MLPF&S, Inc.
           Jacksonville, Florida
--------------------------------------------------------------------------------
  Institutional
           Charles Schwab & Co., Inc.
           San Francisco, California

           Raymond James & Assoc Inc.
           FBO Christensen Eri
           St. Petersburg, Florida

           Raymond James & Assoc Inc.
           FBO Pinkston Kennet
           St. Petersburg, Florida

           Raymond James & Assoc Inc.
           FBO Adair Michael
           St. Petersburg, Florida

           Raymond James & Assoc Inc.
           FBO Allen JP
           St. Petersburg, Florida
--------------------------------------------------------------------------------
  Advisor
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Tax-Free Money Market
--------------------------------------------------------------------------------
  Investor
           American Century Money
           Fund Settlement
           Jersey City, New Jersey
--------------------------------------------------------------------------------

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Disciplined Growth
--------------------------------------------------------------------------------
  Investor Class
           Midwestern Roots
           Assurance Company
           Burlington, Vermont
--------------------------------------------------------------------------------
  Institutional Class
           Trustees of American
           Century P/S & 401k
           Savings Plan & Trust
           Kansas City, Missouri

           UMB TR
           American Century Executive
           Def Comp Plan Trust
           Kansas City, Missouri

           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Equity Growth
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.
           San Francisco, California

           Massachusetts Mutual
           Life Insurance Co.
           Springfield, Massachusetts
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life
           Milwaukee, Wisconsin

           JPMorgan Chase Bank Trustee
           Bosch Savings Incentive Plan
           Kansas City, Missouri

           JP Morgan Chase Bank Trustee
           Phelps Dodge Employee
           Savings Plan
           Kansas City, Missouri

           Fidelity FIIOC TR
           FBO Certain Employee
           Benefit Plans
           Covington, Kentucky
--------------------------------------------------------------------------------
  C Class
           Delaware Charter
           Guarantee & Trust
           FBO Various Qualified Plans
           Des Moines, Iowa

           Delaware Charter
           Guarantee & Trust
           FBO Principal FINL GRP
           Omnibqual
           Des Moines, Iowa
--------------------------------------------------------------------------------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                      OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Equity Growth
--------------------------------------------------------------------------------
  R Class
           EMJAYCO
           FBO Shamrock
           Cabinet & Fixture
           Corp 401k
           Greenwood Village, Colorado

           MG Trust Company Cust
           FBO Fairgrounds Family
           Physicians 401k
           Denver, Colorado

           American Century Investment
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co. Inc.
           San Francisco, California

           Saxon & Co.
           FBO VI Omnibus Account
           Philadelphia, Pennsylvania

           AMFO & Co.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Global Gold
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.
           San Francisco, California

           National Financial
           Services Corp.
           New York, New York
--------------------------------------------------------------------------------
  Advisor Class
           Delaware Charter
           Guarantee & Trust
           FBO Principal Fin
           Grp Omnibqual
           Des Moines, Iowa

           National Financial
           Services Corp.
           New York, New York

           National Inv Svcs Corp.
           New York, New York

           MG Trust Company Cust
           FBO Radiology Consultants
           LTD Money Purchase
           Pension Plan
           Denver, Colorado
--------------------------------------------------------------------------------
Income & Growth
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.
           San Francisco, California
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Income & Growth
--------------------------------------------------------------------------------
  Institutional Class
           UBATCO & Co
           FBO College Savings
           Plan of NE
           Lincoln, Nebraska

           JPMorgan Chase Bank Trustee
           Phelps Dodge Employee
           Savings Plan
           Kansas City, Missouri

           JPMorgan Chase Bank Trustee
           Allergan, Inc. Savings and
           Investment Plan
           Kansas City, Missouri

           JPMorgan Chase Bank Trustee
           Black & Veatch Employee
           Savings Plan
           Kansas City, Missouri

           JPMorgan Chase Bank Trustee
           Andrew P/S Trust
           Kansas City, Missouri

           Wells Fargo Bank NA
           FBO BAE 401(K)
           AM CENT Income & GR
           Minneapolis, Minnesota

           Wells Fargo Bank NA
           FBO Nuclear Management
           Co 401K
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
           Pershing LLC
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  R Class
           MLPF&S
           For the Sole Benefit
           of its customers
           Jacksonville, Florida

           MG Trust Company
           Cust FBO Ronny S Market Inc.
           Denver, Colorado

           MG Trust
           Life Care Home Svcs
           of NW PA Retirement
           Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
           Nationwide Insurance
           Company QPVA
           Columbus, Ohio

           Nationwide Trust Company FSB
           Columbus, Ohio

           Wells Fargo Bank NA
           Minneapolis, Minnesota

           American Express Trust Co.
           FBO AmeriPrise Trust
           Retirement Service Plans
           Minneapolis, Minnesota

           State Street Bank
           FBO ADP Daily Val
           North Quincy, Massachusetts
--------------------------------------------------------------------------------

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Core Equity
--------------------------------------------------------------------------------
  Investor Class

--------------------------------------------------------------------------------
  Institutional Class

--------------------------------------------------------------------------------
  A Class

--------------------------------------------------------------------------------
  B Class

--------------------------------------------------------------------------------
  C Class

--------------------------------------------------------------------------------
  R Class

--------------------------------------------------------------------------------
Long-Short Equity
--------------------------------------------------------------------------------
  Investor Class
          MLPF&S
          For the Sole Benefit
          of its Customers
          Jacksonville, Florida

          National Financial
          Services Corp.
          For Exclusive Benefit
          of Customers
          New York, New York

          Pershing LLC
          Jersey City, New Jersey

          Kurt C. Borgwardt and
          Elizabeth S. Kopelman,
          JTWROS
          Palo Alto, California

          National Investor Services
          New York, New York
--------------------------------------------------------------------------------
  Institutional Class
          National Financial Services Corp
          New York, New York

          Trustees of American Century
          P/S & 401k Savings
          Plan & Trust
          Kansas City, Missouri

          UMB TR
          American Century
          Executive Def Comp
          Plan Trust
          Kansas City, Missouri

          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co, Inc.
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri

          American Enterprise
          Investment Svcs
          Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
          MLPF&S
          For the Sole Benefit
          of its Customers
          Jacksonville, Florida

          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
          American Century Investment
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                      OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
NT Equity Growth
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Port
           LIVESTRONG 2025 Portfolio
           NT Equity Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG 2015 Portfolio
           NT Equity Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG 2035 Portfolio
           NT Equity Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG 2045 Portfolio
           NT Equity Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG Income Portfolio
           NT Equity Growth Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
NT Small Company
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Port
           LIVESTRONG 2025 Portfolio
           NT Small Company Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG 2035 Portfolio
           NT Small Company Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG 2015 Portfolio
           NT Small Company Omnibus
           Kansas City, Missouri

           American Century Serv Corp
           LIVESTRONG 2045 Portfolio
           NT Small Company Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Company
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.
           San Francisco, California

           Wells Fargo Bank NA
           FBO ITT Industries Inv
           & Savings
           For Salaried Employees
           Minneapolis, Minnesota

           Fidelity FIIOC TR
           FBO Certain Employee
           Benefit Plans
           Covington, Kentucky

           Kenneth E. Goodman &
           William B. Sparks TR
           Forest Laboratories Inc.
           Savings & PSP
           New York, New York
--------------------------------------------------------------------------------
  Institutional Class
           JPMorgan Chase Bank Trustee
           Koch Industries Employee
           Savings Plan
           Kansas City, Missouri

           Fidelity FIIOC TR
           FBO Certain Employee
           Benefit Plans
           Covington, Kentucky

           Nationwide Trust Company
           FBO Participating Retirement
           Plans TPA-NTC
           Columbus, Ohio

           Wachovia Bank
           FBO Portfolio Strategies
           Cash Cash
           Charlotte, North Carolina

           Wells Fargo Bank NA
           FBO Mastercard Intl
           Pension Plan
           Minneapolis, Minnesota

           Citibank NA Trustee
           FBO Rowan Companies
           Pension Plan
           New York, New York

           JPMorgan Chase Bank Trustee
           Simpson Employees
           Savings Plan
           Kansas City, Missouri
--------------------------------------------------------------------------------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS        SHAREHOLDER                      OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Company
--------------------------------------------------------------------------------
  R Class
             MG Trust
             Lifecare Home Svcs
             of NW PA Retirement
             Denver, Colorado

             Charles Schwab & Co Inc
             San Francisco, California

             Symetra Investment Services
             Seattle, Washington
 -------------------------------------------------------------------------------
 Advisor Class
             John Hancock Life Ins
             Co. USA
             Laura Ross US SRS
             Seg. Fund/Acct
             Toronto, Ontario

             Nationwide Trust Company FSB
             Columbus, Ohio

             Charles Schwab & Co. Inc.
             San Francisco, California

             Nationwide Insurance
             Company QPVA
             Columbus, Ohio

             American Century Serv Corp
             Schwab - Aggressive
             Small Company
             Advisor Omnibus
             Kansas City, Missouri
--------------------------------------------------------------------------------
Utilities
--------------------------------------------------------------------------------
  Investor Class
             Charles Schwab & Co. Inc.
             San Francisco, California

             National Financial
             Services Corp
             New York, New York
--------------------------------------------------------------------------------
  Advisor Class
             Charles Schwab & Co. Inc.
             San Francisco, California
--------------------------------------------------------------------------------

AMERICAN CENTURY TARGET MATURITIES TRUST

                                           PERCENTAGE OF         PERCENTAGE OF
                                           OUTSTANDING           OUTSTANDING
FUND/                                      SHARES OWNED          SHARES OWNED
CLASS         SHAREHOLDER                  OF RECORD             BENEFICIALLY(1)
--------------------------------------------------------------------------------
Target 2010
--------------------------------------------------------------------------------
  Investor Class
              Charles Schwab & Co.
              San Francisco, CA

              National Financial
              Services Corp.
              New York, NY
--------------------------------------------------------------------------------
  Advisor Class
              Charles Schwab & Co.
              San Francisco, CA

              National Financial
              Services LLC
              New York, NY
--------------------------------------------------------------------------------
Target 2015
--------------------------------------------------------------------------------
  Investor Class
              Charles Schwab & Co.
              San Francisco, CA

              National Financial
              Services Corp.
              New York, NY
--------------------------------------------------------------------------------
  Advisor Class
              National Financial
              Services LLC
              New York, NY

              Pershing LLC
              Jersey City, NJ
--------------------------------------------------------------------------------
Target 2020
--------------------------------------------------------------------------------
  Investor Class
              Charles Schwab & Co.
              San Francisco, CA

              National Financial
              Services Corp.
              New York, NY
--------------------------------------------------------------------------------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Target 2020
  Advisor Class
           Charles Schwab & Co.
           San Francisco, CA

           National Financial
           Services LLC
           New York, NY

           Mitra & Co.
           Milwaukee, WI
--------------------------------------------------------------------------------
Target 2025
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co.
           San Francisco, CA

           National Financial
           Services Corp.
           New York, NY

           First National Bank in Pratt
           Pratt, KS

           National Inv Svcs Corp
           Spec Cust
           New York, NY

           Pershing LLC
           Jersey City, NJ
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co.
           San Francisco CA

           MG Trust Company
           Agent for Frontier Trust Co
           TR Pinehurst Surgical
           Clinic PA Reti
           Fargo, ND

           Wilmington Trust Comp TTEE
           FBO Fairmount Minerals
           Ltd 401K Plan
           Wilmington, DE

           National Financial
           Services LLC
           New York, NY
--------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
                                            SHARES OWNED       SHARES OWNED
FUND/CLASS    SHAREHOLDER                   OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP Inflation Protection
--------------------------------------------------------------------------------
  Class I
           Lincoln National Life
           Insurance Co.
           Fort Wayne, Indiana

           National Life of Vermont-
           Sentinel Advantage
           Montpelier, Vermont

           National Life of
           Vermont - Varitrak
           Montpelier, Vermont
--------------------------------------------------------------------------------
  Class II
           Nationwide I
           nsurance Company
           Columbus, Ohio

           American Enterprise
           Life Insurance Company
           Minneapolis, Minnesota

           Lincoln National Life
           Insurance Co.
           Fort Wayne, Indiana

           Principal Life
           Insurance Company
           Des Moines, Iowa
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

                                                                       EXHIBIT C

                       CURRENT AND PRO FORMA ADVISORY FEES

 SHAREHOLDER FEES (fees paid directly from your investment)

                              Advisor     Pro Forma
                              Class       Advisor Class
 -------------------------------------------------------
 Maximum Sales Charge (Load)  None        None(1)
 Imposed on Purchases
    (as a percentage
    of offering price)
-------------------------------------------------------
 Maximum Deferred             None        None(2)
 Sales Charge (Load)
    (as a percentage of the
    lower of the original
    offering price or
    redemption proceeds)
-------------------------------------------------------
 Redemption/Exchange Fee      None        None
    (as a percentage of
    amount redeemed/exchanged)
-------------------------------------------------------
 Maximum Account              None        None
 Maintenance Fee
 -------------------------------------------------------

(1)  It is  anticipated  that this class would be subject to a  front-end  sales charge, but it will not apply to shares purchased in the same accounts.

(2)  Investments  of $1 million or more may be subject to a contingent  deferred sales  charge of 1.00% if the  shares are  redeemed  within one year of the date of purchase.

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                                                                                  TOTAL ANNUAL
                                                                  DISTRIBUTION AND                   FUND
                                                    MANAGEMENT    SERVICE (12B-1)     OTHER        OPERATING
  ISSUER          FUND                 CLASS            FEE             FEES         EXPENSES      EXPENSES
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
ACGIT      Ginnie Mae            Advisor Class    0.32%(1)        0.50%(2)         0.00%(3)       0.82%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.57%(1)        0.25%(4)         0.00%          0.82%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Government Bond       Advisor Class    0.24%(1)        0.50%(2)         0.00%          0.74%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.49%(1)        0.25%(4)         0.00%          0.74%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Inflation-Adjusted    Advisor Class    0.24%(1)        0.50%(2)         0.00%          0.74%
           Bond
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.49%(1)        0.25%(4)         0.00%          0.74%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Short-Term Government Advisor Class    0.32%(1)        0.50%(2)         0.00%          0.82%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.57%(1)        0.25%(4)         0.00%          0.82%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
ACIB       International Bond    Advisor Class    0.57%(1)        0.50%(2)         0.00%          1.07%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.82%(1)        0.25%(4)         0.00%          1.07%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
ACIT       Diversified Bond      Advisor Class    0.36%(1)        0.50%(2)         0.01%(5)       0.87%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.61%(1)        0.25%(4)         0.01%(5)       0.87%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           High-Yield            Advisor Class    0.61%(6)(7)     0.50%(2)         0.01%(5)       1.12%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.86%(8)(9)     0.25%(4)         0.01%(5)       1.12%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Prime Money Market    Advisor Class    0.32%(10)(11)   0.50%(2)(12)     0.02%(13)      0.84%

---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.57%(14)(15)   0.25%(4)(10)      0.02%(13)     0.84%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
ACMT       Tax-Free Bond         Advisor Class    0.23%(1)        0.50%(2)         0.01%(5)       0.74%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.48%(1)        0.25%(4)         0.01%(5)       0.74%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
ACQEF      Disciplined Growth    Advisor Class    0.77%(1)        0.50%(2)         0.00%          1.27%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        1.02%(1)        0.25%(4)         0.00%          1.27%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Equity Growth         Advisor Class    0.42%(1)        0.50%(2)         0.00%          0.92%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.67%(1)        0.25%(4)         0.00%          0.92%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Global Gold           Advisor Class    0.42%(1)        0.50%(2)         0.00%          0.92%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.67%(1)        0.25%(4)         0.00%          0.92%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Income & Growth       Advisor Class    0.42%(1)        0.50%(2)         0.00%          0.92%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.67%(1)        0.25%(4)         0.00%          0.92%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Small Company         Advisor Class    0.62%(1)        0.50%(2)         0.00%          1.12%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.87%(1)        0.25%(4)         0.00%          1.12%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Utilities             Advisor Class    0.42%(1)        0.50%(2)         0.00%          0.92%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.67%(1)        0.25%(4)         0.00%          0.92%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
ACTMT      Target 2010           Advisor Class    0.31%(1)        0.50%(2)         0.01%(5)       0.82%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.56%(1)        0.25%(4)         0.01%(5)       0.82%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Target 2015           Advisor Class    0.31%(1)        0.50%(2)         0.01%(5)       0.82%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.56%(1)        0.25%(4)         0.01%(5)       0.82%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Target 2020           Advisor Class    0.31%(1)        0.50%(2)         0.01%(5)       0.82%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.56%(1)        0.25%(4)         0.01%(5)       0.82%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
           Target 2025           Advisor Class    0.31%(1)        0.50%(2)         0.01%(5)       0.82%
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------
                                 Pro Forma        0.56%(1)        0.25%(4)         0.01%(5)       0.82%
                                 Advisor Class
---------- --------------------- ---------------- --------------- ---------------- -------------- -------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE,  UNIFIED  MANAGEMENT  FEE FOR ARRANGING
     ALL SERVICES  NECESSARY FOR THE FUND TO OPERATE.  THE FEE SHOWN IS BASED ON
     ASSETS  DURING THE FUND'S MOST RECENT  FISCAL YEAR.  THE FUND HAS A STEPPED
     FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE GENERALLY
     DECREASES AS ASSETS INCREASE AND INCREASES AS ASSETS DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES  FOR  DISTRIBUTION  AND  OTHER  SHAREHOLDER   SERVICES.   IN
     ADDITION,  HALF OF THE  ADVISOR  CLASS  12B-1 FEE  (0.25%)  IS FOR  ONGOING
     RECORDKEEPING   AND   ADMINISTRATIVE   SERVICES   PROVIDED   BY   FINANCIAL
     INTERMEDIARIES,  WHICH  WOULD  OTHERWISE  BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED  MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

(4)  OTHER  EXPENSES,  WHICH  INCLUDE  THE  FEES  AND  EXPENSES  OF  THE  FUND'S
     INDEPENDENT  DIRECTORS AND THEIR LEGAL COUNSEL,  AS WELL AS INTEREST,  WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(5)  OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUND'S  INDEPENDENT
     TRUSTEES AND ITS LEGAL COUNSEL, AS WELL AS INTEREST.

(6)  FROM JULY 29, 2005 TO JULY 31, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A
     PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE
     MANAGEMENT FEE AND TOTAL ANNUAL FUND  OPERATING  EXPENSES FOR ADVISOR CLASS
     WERE 0.55% AND 1.06%, RESPECTIVELY. THIS FEE WAIVER IS VOLUNTARY AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(7)  EFFECTIVE AUGUST 1, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A PORTION OF
     THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE MANAGEMENT
     FEE AND TOTAL  ANNUAL FUND  OPERATING  EXPENSES  FOR ADVISOR  CLASS WILL BE
     0.54% AND  1.05%,  RESPECTIVELY.  THIS FEE WAIVER IS  VOLUNTARY  AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(8)  FROM JULY 29, 2005 TO JULY 31, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A
     PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE
     MANAGEMENT FEE AND TOTAL ANNUAL FUND  OPERATING  EXPENSES FOR ADVISOR CLASS
     WERE 0.80% AND 1.06%, RESPECTIVELY. THIS FEE WAIVER IS VOLUNTARY AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(9)  EFFECTIVE AUGUST 1, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A PORTION OF
     THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE MANAGEMENT
     FEE AND TOTAL  ANNUAL FUND  OPERATING  EXPENSES  FOR ADVISOR  CLASS WILL BE
     0.79% AND  1.05%,  RESPECTIVELY.  THIS FEE WAIVER IS  VOLUNTARY  AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(10) FROM JULY 29, 2005 TO JULY 31, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A
     PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE
     MANAGEMENT FEE AND TOTAL ANNUAL FUND  OPERATING  EXPENSES FOR ADVISOR CLASS
     WERE 0.30% AND 0.82%, RESPECTIVELY. THIS FEE WAIVER IS VOLUNTARY AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(11) EFFECTIVE AUGUST 1, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A PORTION OF
     THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE MANAGEMENT
     FEE AND TOTAL  ANNUAL FUND  OPERATING  EXPENSES  FOR ADVISOR  CLASS WILL BE
     0.27% AND  0.79%,  RESPECTIVELY.  THIS FEE WAIVER IS  VOLUNTARY  AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(12) AMERICAN  CENTURY MAY VOLUNTARILY  WAIVE THE RECEIPT OF ALL OR A PORTION OF
     THE 12B-1 FEE, OR MAY  VOLUNTARILY  AGREE TO BEAR FUND EXPENSES,  TO ASSIST
     THE  MANAGER'S  EFFORTS  TO  MAINTAIN  A $1.00 NET ASSET  VALUE PER  SHARE.
     VOLUNTARY FEE WAIVERS OR EXPENSE  REIMBURSEMENTS  MAY BE IMPOSED TO ENHANCE
     THE  FUND'S  YIELD  DURING  PERIODS  WHEN FUND  OPERATING  EXPENSES  HAVE A
     SIGNIFICANT  IMPACT ON THE FUND'S YIELD DUE TO LOW INTEREST RATES. ANY SUCH
     FEE WAIVER IS VOLUNTARY AND TEMPORARY,  AND MAY BE REVISED OR TERMINATED AT
     ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE
     FUND WILL MAINTAIN A $1.00 NET ASSET VALUE PER SHARE OR A POSITIVE YIELD.

(13) OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUND'S  INDEPENDENT
     TRUSTEES  AND  THEIR  LEGAL  COUNSEL,  AS WELL AS  INTEREST  AND  PORTFOLIO
     INSURANCE.

(14) FROM JULY 29, 2005 TO JULY 31, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A
     PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE
     MANAGEMENT FEE AND TOTAL ANNUAL FUND  OPERATING  EXPENSES FOR ADVISOR CLASS
     WERE 0.55% AND 0.82%, RESPECTIVELY. THIS FEE WAIVER IS VOLUNTARY AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(15) EFFECTIVE AUGUST 1, 2006,  AMERICAN CENTURY VOLUNTARILY WAIVED A PORTION OF
     THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER,  THE MANAGEMENT
     FEE AND TOTAL  ANNUAL FUND  OPERATING  EXPENSES  FOR ADVISOR  CLASS WILL BE
     0.52% AND  0.79%,  RESPECTIVELY.  THIS FEE WAIVER IS  VOLUNTARY  AND MAY BE
     REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement
proxy card below at hand.                | the proxy card below at hand.       | 2) Check the appropriate boxes on the proxy
2) Call toll-free 1-888-________         | 2) Log on to www.proxyweb.com       | card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy Card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     | provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                         AMERICAN CENTURY ____________.

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW  ALL  PERSONS  BY  THESE  PRESENTS  that  the  undersigned  shareholder  of
_____________.  (the "Trust "), hereby appoints each of Charles A.  Etherington,
David  H.  Reinmiller,  Brian L.  Brogan,  Otis H.  Cowan  and  Janet  A.  Nash,
collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the
Issuer,  which the  undersigned  is entitled  to vote at the Special  Meeting of
Shareholders  (the  "Meeting")  to be  held on June  27,  2007 at the  principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111,
at 10:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with  the  choices  made on  this  ballot.  Discretionary  authority  is  hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF THE TRUST.  THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
DIRECTED BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY
WILL BE VOTED "FOR" THE PROPOSAL.

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _
 |                                             |  Please  complete,  sign and  return this card
 |                                             |  as soon as possible.
 |                                             |
 |                                             |
 |                                             |
 |                                             |
 |                                             |  --------------------------------------------------------
 |                                             |  Signature(s) and Title(s), if applicable            Date
 |                                             |
 |                                             |  Please sign this proxy exactly as your name appears
 |                                             |  on the books of the Trust.  Joint owners should
 |                                             |  each sign personally.  Trustees and other
 |                                             |  fiduciaries should indicate the capacity in which
 |                                             |  they sign, and where more than one name appears, a
 |                                             |  majority must sign.  If a corporation, this signature
 |                                             |  should be that of an authorized officer who should
 |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ |  state his or her title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                   FOLD HERE

After  careful  consideration,  the Board of Trustees  of the Trust  unanimously approved the proposal listed below and recommended that  shareholders vote "for"
the proposal.

PLEASE  MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL.  PLEASE DO
NOT USE FINE POINT PENS.

                                                                                    FOR       AGAINST       ABSTAIN
1.   To elect Jonathan S. Thomas, John Freidenrich, Ronald A. Gilson, Kathryn A.
     Hall,  Peter F. Pervere,  Myron S. Scholes,  John B. Shoven,  and Jeanne D.   |    |      |    |        |    |
     Wohlers to the Board of Trustees of American Century ______.

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement
proxy card below at hand.                | the proxy card below at hand.       | 2) Check the appropriate boxes on the proxy
2) Call toll-free 1-888-________         | 2) Log on to www.proxyweb.com       | card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy Card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     | provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                         AMERICAN CENTURY ____________.
                          AMERICAN CENTURY ______ FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned  shareholder of American
Century  ________ Fund (the "Fund"),  a series of American  Century  ___________
(the  "Trust"),  hereby  appoints  each of  Charles  A.  Etherington,  David  H.
Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A. Nash,  collectively or individually,  as his or her  attorney-in-fact  and  proxy,  with  the  power of substitution  of each,  to vote and act with  respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal  executive  offices of the Trust at 4500 Main Street,  Kansas City,  Missouri  64111,  at 10:30 a.m.
Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with  the  choices  made on  this  ballot.  Discretionary  authority  is  hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF THE TRUST.  THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
DIRECTED BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY
WILL BE VOTED "FOR" THE PROPOSAL.

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _
 |                                             |  Please  complete,  sign and  return this card
 |                                             |  as soon as possible.
 |                                             |
 |                                             |
 |                                             |
 |                                             |
 |                                             |  --------------------------------------------------------
 |                                             |  Signature(s) and Title(s), if applicable            Date
 |                                             |
 |                                             |  Please sign this proxy exactly as your name appears
 |                                             |  on the books of the Trust.  Joint owners should
 |                                             |  each sign personally.  Trustees and other
 |                                             |  fiduciaries should indicate the capacity in which
 |                                             |  they sign, and where more than one name appears, a
 |                                             |  majority must sign.  If a corporation, this signature
 |                                             |  should be that of an authorized officer who should
 |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ |  state his or her title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                   FOLD HERE

After  careful  consideration,  the Board of Trustees  of the Trust  unanimously approved the proposal listed below and recommended that  shareholders vote "for"
the proposals.

PLEASE  MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL.  PLEASE DO
NOT USE FINE POINT PENS.

                                                                                    FOR       AGAINST       ABSTAIN
1.   To elect Jonathan S. Thomas, John Freidenrich, Ronald A. Gilson, Kathryn A.
     Hall,  Peter F. Pervere,  Myron S. Scholes,  John B. Shoven,  and Jeanne D.   |    |      |    |        |    |
     Wohlers to the Board of Trustees of American Century ______.

                                                                                    FOR       AGAINST       ABSTAIN
2.   To approve a change in the unified  management  fee of the Advisor Class of
     American Century _______ Fund.                                                |    |      |    |        |    |

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.